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                                                                  EXHIBIT 1.1

                                                                  Draft 1/19/00

                          ROBOTIC VISION SYSTEMS, INC.

                      Five Million Shares of Common Stock
                           (par value $.01 per share)




                             UNDERWRITING AGREEMENT



                                                              New York, New York

                                                              February [_], 2000


ING Barings LLC
As Representative of the several Underwriters
c/o ING Barings LLC
55 East 52nd Street
New York, New York  10055

Ladies and Gentlemen:

         Each of Robotic Vision Systems, Inc., a Delaware company (the "Company"), and the shareholders named in Schedule I hereto (collectively, the "Selling Shareholders") confirms its agreement (the "Agreement") with each of the Underwriters named in Schedule II hereto (collectively, the "Underwriters," which term shall also include any underwriter substituted as hereinafter provided in Section 9 hereof), for whom ING Barings LLC is acting as representative (in such capacity, the "Representative"), with respect to the sale by the Selling Shareholders, acting severally and not jointly, and the purchase by the Underwriters, acting severally and not jointly, of the respective number of common shares (the "Initial Shares"), par value $.01 per share, of the Company (the "Common Shares") set forth in said Schedule II. The Company also grants to the several Underwriters the option (the "Option") to purchase up to an aggregate of not more than 750,000 additional Common Shares (the "Option Shares," and together with the Initial Shares, the "Shares").

                  1. Representations and Warranties.

                  (a) The Company represents and warrants to and agrees with each of the Underwriters that:

                  (i) The Company has prepared and filed with the Securities and Exchange Commission (the "Commission") a registration statement on Form S-3 (No. 333- ), for the registration of the Shares under the Securities Act of 1933, as amended (the "Act"). Such registration statement, including the prospectus, financial statements and schedules,
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         exhibits and all other documents filed as a part thereof, as amended through the time of effectiveness of the registration statement, including any information deemed to be a part thereof as of the time of effectiveness pursuant to Rule 430A or Rule 434 of the Rules and Regulations of the Commission under the Act (the "Regulations"), is herein called the "Registration Statement". Any registration statement filed by the Company pursuant to Rule 462(b) under the Act is herein called the "Rule 462(b) Registration Statement", and from and after the date and time of filing of the Rule 462(b) Registration Statement the term "Registration Statement" shall include the Rule 462(b) Registration Statement. The prospectus, in the form first filed with the Commission pursuant to Rule 424(b) of the Regulations or filed as part of the Registration Statement at the time of effectiveness if no Rule 424(b) or Rule 434 filing is required, is herein called the "Prospectus". The term "preliminary prospectus" as used herein means a preliminary prospectus as described in Rule 430A of the Regulations; provided, however, if the Company has, with the consent of ING Barings LLC, elected to rely upon Rule 434 under the Act, the term "Prospectus" shall mean the Company's prospectus subject to completion (each, a "preliminary prospectus") dated February [_ ], 2000 (such preliminary prospectus is herein called the "Rule 434 - preliminary prospectus"), together with the applicable term sheet (the "Term Sheet") prepared and filed by the Company with the Commission under Rules 434 and 424(b) under the Act and all references in this Agreement to the date of the Prospectus shall mean the date of the Term Sheet. All references in this Agreement to the Registration Statement, the Rule 462(b) Registration Statement, a preliminary prospectus, the Prospectus or the Term Sheet, or any amendments or supplements to any of the foregoing, shall include any copy thereof filed with the Commission pursuant to its Electronic Data Gathering, Analysis and Retrieval System ("EDGAR"). References in this Agreement to things being "described", "included" or "disclosed" in the Registration Statement or the Prospectus shall be deemed to include documents incorporated by reference in the Registration Statement or the Prospectus.

                  (ii) Each preliminary prospectus and the Prospectus, if filed by electronic transmission pursuant to EDGAR (except as may be permitted by Regulation S-T under the Securities Act), was identical to the copy thereof delivered to the Underwriters for use in connection with the offer and sale of the Shares. At the time of the effectiveness of the Registration Statement or the effectiveness of any Rule 462(b) Registration Statement and any post-effective amendment thereto, when the Prospectus is first filed with the Commission pursuant to Rule 424(b) or Rule 434 of the Regulations, when any supplement to or amendment of the Prospectus is filed with the Commission and at the Closing Date and the Additional Closing Date, if any (as defined in Section 2), the Registration Statement and the Prospectus and any amendments thereof and supplements thereto complied and will comply in all material respects with the applicable provisions of the Act and the Regulations, did not and will not contain an untrue statement of a material fact and did not and will not omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading. When any related preliminary prospectus was first filed with the Commission (whether filed as part of the Registration Statement for the registration of the Shares or any amendment thereto or pursuant to Rule 424(a) of the Regulations) and when any amendment thereof or supplement thereto was first filed with the Commission, such preliminary prospectus and any amendments thereof and supplements thereto complied in all material respects with the applicable provisions of the Act and the Regulations and did not contain an untrue


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         statement of a material fact and did not omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading. No representation and warranty is made in this subsection (b), however, with respect to any information contained in or omitted from the Registration Statement or the Prospectus or any related preliminary prospectus or any amendment thereof or supplement thereto in reliance upon and in conformity with information relating to the Underwriters furnished in writing to the Company by or on behalf of any Underwriter through you expressly for use in connection with the preparation thereof. If Rule 434 is used, the Company will comply with the requirements of Rule 434.

                  (iii) The Company has been duly organized and is validly existing as a corporation in good standing under the laws of the State of Delaware, with full power and authority to own, lease and operate its properties and engage in the business in which it is engaged or in which it proposes to engage as described in the Registration Statement, the preliminary prospectus and the Prospectus. The Company is duly registered and qualified to do business as a foreign corporation in good standing in each jurisdiction where the character, location, ownership or leasing of its properties (owned, leased or licensed) or the nature or conduct of its business requires such registration or qualification.

                  (iv) The Company has no subsidiaries (as defined in the Regulations), other than those listed on Schedule III hereto (the "Subsidiaries"), which are wholly-owned subsidiaries of the Company. The Company does not own or control, directly or indirectly, any shares of stock or any other equity or long-term debt securities of any corporation or have any equity interest in any firm, partnership, joint venture, association, or other entity other than the Subsidiaries. All the outstanding shares of capital stock of the Subsidiaries have been duly and validly authorized and issued and are fully paid and nonassessable, are owned solely by the Company and are free and clear of any security interest, pledge, claim (legal or equitable), lien, charge, equity, mortgage, encumbrance or other restriction (each a "Lien"), shareholders' agreements, voting trusts or defects of title. The Subsidiaries have been duly organized and are validly existing as corporations in good standing under the laws of their jurisdictions of organization, with full power and authority to own, lease and operate their properties and conduct the business in which they are engaged or in which they propose to engage. The Subsidiaries are duly registered and qualified as foreign corporations in good standing in each jurisdiction where the character, location, ownership or leasing of their properties or the nature or conduct of their business requires such registration or qualification. The Subsidiaries are not currently prohibited, directly or indirectly, from paying any dividends to the Company, from making any other distribution on their capital stock, from repaying to the Company any loans or advances to them from the Company or from transferring any of their property or assets to the Company or any other Subsidiaries of the Company.

                  (v) Deloitte & Touche LLP, the accountants who have expressed their opinion with respect to the consolidated financial statements (including the related notes and supporting schedules) of the Company and the Subsidiaries filed with Commission as a part of the Registration Statement, the preliminary prospectus and the Prospectus, are, with respect to the Company and the Subsidiaries, independent public accountants as required by the Act, the Regulations, the Securities and Exchange Act of 1934 (the


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         "Exchange Act") and the Rules and Regulations of the Commission under the Exchange Act (the "Exchange Act Rules").

                  (vi) The Company has an authorized capitalization as of September 30, 1999 as set forth in the Registration Statement, the preliminary prospectus and the Prospectus and there has been no material change in its capitalization since that date. All outstanding shares of capital stock of the Company have been duly authorized and validly issued and are fully paid and nonassessable, have been issued in compliance with all federal and state securities laws and were not issued in violation of any preemptive right, resale right, right of first refusal or similar right. The authorized and outstanding capital stock of the Company conforms to the description thereof contained in the Registration Statement, the preliminary prospectus and the Prospectus (and such description correctly states the substance of the provisions of the instruments defining the capital stock of the Company). Except as described in the Registration Statement, the preliminary prospectus and the Prospectus, there are no authorized or outstanding rights (including, without limitation, preemptive rights, co-sale rights, resale rights, rights of first refusal or similar rights), warrants or options to acquire, or instruments convertible into or exercisable or exchangeable for, any share of capital stock or other equity interest or ownership interest in the Company or the Subsidiaries or any contract, commitment, agreement, understanding or arrangement of any kind relating to the issuance of any capital stock or other equity interest or ownership interest in the Company or the Subsidiaries or any such convertible or exercisable or exchangeable securities or instruments or any such rights, warrants or options. The Shares to be issued pursuant to this Agreement will not be issued in violation of any preemptive right, co-sale right, resale right, right of first refusal or similar right. The description of the Company' s stock option, stock bonus and other stock plans or arrangements, and the options or other rights granted thereunder, set forth in the Registration Statement, the preliminary prospectus and the Prospectus accurately and fairly presents the information required to be shown with respect to such plans, arrangements, options and rights. The Shares have been duly authorized for issuance and, when issued and delivered to and paid for by the Underwriters pursuant to this Agreement, will be validly issued, fully paid and nonassessable, good title to the Shares will be transferred to the Underwriters free and clear of any Liens and the certificates representing the Shares will be in valid and sufficient form.

                  (vii) There is (A) no action, suit, proceeding or investigation before or by any court, arbitrator or governmental agency, body or official, domestic or foreign, pending, threatened or contemplated, as to which the Company or the Subsidiaries will be a party or as to which the business, assets or property of the Company or the Subsidiaries are or will be subject, (B) no statute, rule, regulation or order that has been enacted, adopted or issued by any governmental agency, body or official, and (C) no injunction, restraining order or order of any nature that has been issued by a federal or state court or foreign court of competent jurisdiction to which the Company or the Subsidiaries are or will be subject or affecting the business, assets or property of the Company or the Subsidiaries, that could (in the case of clauses (A), (B) and (C)), individually or in the aggregate, whether or not arising from transactions in the ordinary course of business, result in a material adverse effect on or affecting the business, operations, assets, properties, condition (financial or other), Shareholders' equity, prospects or results of operations (a "Material Adverse Effect") of the Company and its subsidiaries taken as a whole, be


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         required to be disclosed in the Registration Statement, the preliminary prospectus or the Prospectus and is not so disclosed or adversely affect the ability of the Company to perform its obligations under this Agreement or be otherwise important in the context of the sale of the Shares. There are no legal or administrative proceedings, statutes, Contracts (as defined below) or documents concerning the Company or the Subsidiaries of a character that would be required to be described in or filed as an exhibit to a registration statement on Form S-3 under the Act that are not described or filed, as required, in the Registration Statement, the preliminary prospectus and the Prospectus.

                  (viii) The consolidated financial statements of the Company and the Subsidiaries, together with the related notes thereto, which are a part of the Registration Statement, the preliminary prospectus and the Prospectus, present fairly the consolidated financial position and the consolidated results of operations, changes in Shareholders' equity and changes in cash flows of the Company and the Subsidiaries as of the respective dates and for the respective periods specified therein. All of such financial statements and related notes have been prepared in conformity with generally accepted accounting principles applied on a consistent basis throughout the periods involved and comply as to form with the applicable accounting requirements included in Regulation S-X under the Act. The supporting schedules, the "Summary Selected Financial Data", the "Selected Consolidated Financial and Other Data" and the tables included in the Registration Statement, the preliminary prospectus and the Prospectus fairly present the information purported to be shown thereby at the respective dates thereof and for the respective periods covered thereby and have been presented on a basis consistent with that of the audited financial statements therein. No other financial statements or supporting schedules are required by the Act or Regulation S-X to be included therein.

                  (ix) Subsequent to the respective dates as of which information is given in the Registration Statement, the preliminary prospectus and the Prospectus, there has not been (A) any loss or adverse change, or any development which may result in a loss or adverse change, in or affecting the business, properties, management, assets, prospects, Shareholders' equity, operations, condition (financial or other), or results of operations of the Company and its subsidiaries taken as a whole, (B) any transaction entered into by the Company or the Subsidiaries, except transactions in the ordinary course of business; (C) any obligation, direct or contingent, incurred by the Company or the Subsidiaries which is material to the Company and the Subsidiaries taken as a whole, except for liabilities or obligations which are reflected in the Registration Statement, the preliminary prospectus and the Prospectus, (D) any change in the capital stock or outstanding indebtedness of the Company, or (E) any dividend or distribution of any kind declared, paid or made on the capital stock of the Company, which in any case described in clauses (A), (B), (C), (D) or (E) above, could, individually or in the aggregate, have a Material Adverse Effect on the Company and its subsidiaries taken as a whole or adversely affect the ability of the Company to perform its obligations under this Agreement or be otherwise important in the context of the sale of the Shares.

                  (x) The Company and the Subsidiaries have good and marketable title to all properties and assets described in the Registration Statement, the preliminary prospectus and the Prospectus as being owned by them, free and clear of Liens, except, individually and in the aggregate, Liens for taxes not yet due and payable. The Company and the


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         Subsidiaries have valid and enforceable leases for the properties leased by them, the Company and the Subsidiaries enjoy peaceful and undisturbed possession under all such leases with such exceptions as do not materially interfere with the use thereof made by the Company and the Subsidiaries, and such leases conform in all material respects to the descriptions thereof, if any, set forth in the Registration Statement, the preliminary prospectus and the Prospectus. The Company and the Subsidiaries, own, lease or otherwise have rights to use all properties and assets as are important to their respective operations as now conducted and as proposed to be conducted.

                  (xi) The Company and the Subsidiaries have all requisite power and authority (corporate and other), and all licenses, certificates, approvals, consents, concessions, qualifications, orders, registrations, authorizations and permits from all federal, state, foreign and other governmental and regulatory agencies, bodies and authorities ("Permits") that are material to the conduct of the business of the Company and the Subsidiaries as such business is currently conducted. The Company reasonably believes that it will be able to obtain Permits that are material to the conduct of the business of the Company and the Subsidiaries as such business is proposed to be conducted as described in the Registration Statement, the preliminary prospectus and the Prospectus. All such Permits are valid and in full force and effect (and there is no proceeding pending or, to the best knowledge of the Company, threatened which may cause any such Permit to be withdrawn, canceled, suspended or not renewed). The Company and the Subsidiaries are not in violation of, or in default under, and have fulfilled and performed all their obligations with respect to such Permits. No event has occurred which allows or would allow revocation or termination of any such Permit or result in any material impairment of the rights of the holder of any such Permit. The Contracts (as defined below) to which the Company or the Subsidiaries is a party are valid and binding agreements, enforceable against the Company and the Subsidiaries in accordance with their terms and, to the best of the Company's knowledge, the other contracting party or parties thereto are not in material breach or default under any of such Contracts.

                  (xii) The Company and the Subsidiaries are not (A) in violation of their respective certificates of incorporation, as amended, or bylaws, as amended or (B) in breach of or default in the performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, loan agreement, franchise, joint venture, deed of trust, bond, note, lease, Permit or other agreement or instrument to which the Company or the Subsidiaries is a party or by which the Company or the Subsidiaries may be bound or to which any of the property or assets of the Company or the Subsidiaries is subject (each a "Contract"), or in violation of any law, order, rule, regulation, writ, injunction or decree of any court or governmental agency, body or authority, except in the case of this clause (B) for such breaches, defaults or violations that could not, individually or in the aggregate, have a Material Adverse Effect on the Company and its subsidiaries taken as a whole or adversely affect the ability of the Company to perform its obligations under this Agreement or be otherwise important in the context of the sale of the Shares.

                  (xiii) The Company and the Subsidiaries own, possess or license or have other rights to use all patents, patent applications, trademarks, trademark applications, service marks, service mark applications, tradenames, inventions, copyrights, manufacturing


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         processes, formulae, trade secrets, know-how, franchises, and other unpatented and/or unpatentable proprietary or confidential information, collaborative research agreements, systems or procedures and material intangible property and assets (collectively, "Intellectual Property") necessary to the conduct of their business as currently conducted and as proposed to be conducted. The Company reasonably believes that the Company and the Subsidiaries will be able to own or possess adequate licenses or other rights to use all Intellectual Property necessary to the conduct of their business as proposed to be conducted as described in the Registration Statement, the preliminary prospectus and the Prospectus. The Company has no knowledge that it lacks or will be unable to obtain any rights or licenses to use any of such Intellectual Property. The Registration Statement, the preliminary prospectus and the Prospectus fairly and accurately describe the Company's rights with respect to Intellectual Property. Neither the Company nor any of the Subsidiaries have received any notice of, and otherwise has any knowledge of, any infringement or of conflict with asserted rights or claims of others with respect to any Intellectual Property and the Company is unaware of any fact which could form a reasonable basis for any such claim. Specifically, and without limitation, the Company is the sole owner of patent applications filed in the United States and any corresponding foreign applications (collectively, the "Patent Applications"). Rights that any other party may have in the Patent Rights will not have a Material Adverse Effect on the Company and its subsidiaries taken as a whole or adversely affect the ability of the Company to perform its obligations under this Agreement or be otherwise important in the context of the sale of the Shares. There are no outstanding licenses or other agreements that relate to or restrict the Company's use of the Patent Rights. With regard to the Patent Rights, the Company has no knowledge of unpaid maintenance fees, patents that have lapsed, or abandonment of applications, and knows of no reason why any patent applications should not be allowed. There are no claims, actions, or proceedings, pending or to the Company's best knowledge, threatened, challenging the validity of any of its claims in any of the Intellectual Property. The commercial embodiments of the [LS and GS Models 5700, 7100 and 7700] as currently marketed and as proposed to be marketed are covered by the Patent Rights. There is no prior art that may render any Patent Right invalid or a Patent Application unpatentable.

                  (b) The Company has no knowledge of the existence of patents or patent applications owned by third parties that may have a Material Adverse Effect on the Company and its subsidiaries taken as a whole or adversely affect the ability of the Company to perform its obligations under this Agreement or be otherwise important in the context of the sale of the Shares.

                  (i) The Company is the sole and exclusive owner of all right, title and interest in the United States registered trademarks and service marks, and in any corresponding foreign registered trademarks and service marks (collectively, "Registered Marks"). The Company has applied for United States trademarks and service marks, and for corresponding foreign registered trademarks and service marks for [_____] (collectively, the "Applied Marks"). The Company has not allowed any Applied Marks or Registered Marks to be abandoned, canceled, or to lapse. The Company has no knowledge of claims, actions, or proceedings, pending or threatened, challenging the validity of any of the Registered Marks or the registration of any Applied Marks.


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                  (ii) The Company has no knowledge of the existence of
         trademarks or service marks, or trademark or service mark applications, owned by third parties that may have, individually or in the aggregate, a Material Adverse Effect on the Company and its subsidiaries taken as a whole or adversely affect the ability of the Company to perform its obligations under this Agreement or otherwise be important in the context of the sale of the Shares.

                  (iii) The Company has registered with Network Solutions, Inc. the internet domain names RVSI.com, ACUIT.com and CIMATRIX.com (the "Internet Domain Names"), and has administrative control over all such Internet Domain Names. The Company has no knowledge of a registered trademark held by a third party that may be used to prevent the Company from using the Internet Domain Names.

                  (iv) The Company has taken all economically reasonable steps to secure, protect, and maintain the Registered Marks, the Applied Marks, and the three Internet Domain Names.

                  (v) The Company and the Subsidiaries have filed on a timely basis with the appropriate taxing authorities (or have received an extension for filing with respect to) all necessary federal, state and foreign income and franchise tax returns, reports and other information required to be filed by them. Each such tax return, report or other information was, when filed, accurate and complete. The Company and the Subsidiaries have duly paid, or have made adequate charges, accruals and reserves in the financial statements for, all such taxes required to be paid by them and any other assessment, fine or penalty levied against them, for all periods as to which the tax liability of the Company or the Subsidiaries has not been finally determined. No tax deficiency has been or, to the best of the Company's knowledge, might be asserted or contemplated against the Company or the Subsidiaries.

                  (vi) The Company and the Subsidiaries are insured by recognized, financially sound and reputable institutions with policies in such amounts and with such deductibles and covering such risks as are generally deemed adequate and customary for their business including, but not limited to, policies covering real and personal property owned or leased by the Company and the Subsidiaries against theft, damage, destruction, acts of vandalism and earthquakes, general liability and directors and officers liability, all of which insurance is in full force and effect. The Company has no reason to believe that it or the Subsidiaries will not be able to (A) renew its existing insurance coverage as and when such policies expire or (B) obtain comparable coverage from similar institutions as may be necessary or appropriate to conduct its business as now conducted and at a cost that would not result in a Material Adverse Effect on the Company and its subsidiaries taken as a whole or adversely affect the ability of the Company to perform its obligations under this Agreement or be otherwise important in the context of the sale of the Shares. Neither of the Company nor the Subsidiaries has been denied any insurance coverage which it has sought or for which it has applied.

                  (vii) Neither the Company nor any of the Subsidiaries is involved in any labor dispute, disturbance, lockout, slowdown or stoppage of employees, and, to the best knowledge of the Company, no such dispute or disturbance is threatened or imminent.


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         The Company is not aware of any existing or imminent labor disturbance by the employees of any of its principal suppliers, subassemblers, value added resellers, subcontractors, original equipment manufacturers, authorized dealers or international distributors that could result in a Material Adverse Effect on the Company and its subsidiaries taken as a whole or adversely affect the ability of the Company to perform its obligations under this Agreement or be otherwise important in the context of the sale of the Shares.

                  (viii) In the ordinary course of its business, the Company periodically reviews the effect of Environmental Laws on the business, operations and properties of the Company and the Subsidiaries, in the course of which it identifies and evaluates associated costs and liabilities (including, without limitation, any capital or operating expenditures required for clean-up, closure of properties or compliance with Environmental Laws (as defined below), or any Permit, any related constraints on operating activities and any potential liabilities to third parties). On the basis of such review, the Company has reasonably concluded that the Company and the Subsidiaries (A) are in compliance with all applicable foreign, United States federal, state and local environmental laws, rules, regulations, treaties, statutes and codes relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants ("Environmental Laws"), (B) have received all Permits required of them under applicable Environmental Laws to conduct their business as currently conducted, (C) are in compliance with all terms and conditions of any such Permit and (D) have not received notice of any actual or potential liability for the investigation or remediation of any disposal or release of hazardous or toxic substances or wastes, pollutants or contaminants. No action, proceeding, revocation proceeding, writ, injunction or claim is pending or threatened relating to the Environmental Laws or to the Company's or the Subsidiaries' activities involving Hazardous Materials. "Hazardous Materials" means any material or substance (A) that is prohibited or regulated by any Environmental Law or (B) that has been designated or regulated by any governmental body or authority as radioactive, toxic, hazardous or otherwise a danger to health, reproduction or the environment. Neither the Company nor any of the Subsidiaries has been named as a "potentially responsible party" under the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended.

                  (ix) Neither the Company nor any of the Subsidiaries has engaged in the generation, use, manufacture, transportation or storage of any Hazardous Materials on any of the Company's or the Subsidiaries' properties or former properties. No Hazardous Materials have been treated or disposed of on any of the Company's or the Subsidiaries' properties or on properties formerly owned or leased by the Company or the Subsidiaries during the time of such ownership or lease, except in compliance with Environmental Laws.

                  (x) No payments or inducements have been made or given, directly or indirectly, to any federal or local official or candidate for, any federal or state office in the United States or foreign offices by the Company or the Subsidiaries, by any of their officers, directors, employees or agents or, to the best knowledge of the Company, by any other person in connection with any opportunity, Contract, Permit, certificate, consent,


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         order, approval, waiver or other authorization relating to the business of the Company or the Subsidiaries, except for such payments or inducements as were lawful under applicable written laws, rules and regulations. Neither the Company nor any of the Subsidiaries, nor any director, officer, agent, employee or other person associated with or acting on behalf of the Company or the Subsidiaries, (A) has used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity; (B) made any direct or indirect unlawful payment to any government official or employee from corporate funds; (C) violated or is in violation of any provision of the Foreign Corrupt Practices Act of 1977; or (D) made any bribe, unlawful rebate, payoff, influence payment, kickback or other unlawful payment in connection with the business of the Company or the Subsidiaries.

                  (xi) Neither the Company nor any of the Subsidiaries has any liability for any prohibited transaction (within the meaning of Section 4975(c) of the Internal Revenue Code of 1986, as amended (the "Code") or Part 4 of Title I of the Employee Retirement Income Security Act of 1974, as amended ("ERISA")) (or an accumulated funding deficiency within the meaning of Section 412 of the Code or Section 302 of ERISA) or any complete or partial withdrawal liability (within the meaning of Section 4201 of ERISA), with respect to any pension, profit sharing or other plan which is subject to ERISA, to which the Company and the Subsidiaries make or ever have made a contribution and in which any employee of the Company and Subsidiaries is or has ever been a participant. With respect to such plans, the Company and the Subsidiaries are in compliance in all material respects with all applicable provisions of ERISA.

                  (xii) The Company and the Subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurances that (A) transactions are executed in accordance with management's general or specific authorization, (B) transactions are appropriately recorded to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets, (C) access to assets is permitted only in accordance with management's general or specific authorization,
         (D) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences and (E) assets are properly accounted for and safeguarded against loss from unauthorized use. The Company has not received from its independent public accountants a letter describing or been informed by them of, a substantial or material deficiency in the Company's internal accounting controls in connection with their audit of the Company's financial statements included in the Registration Statement, the preliminary prospectus and the Prospectus.

                  (xiii) There are no outstanding loans, advances (except normal advances for business expenses in the ordinary course of business) or guarantees of indebtedness by the Company or the Subsidiaries to or for the benefit of any of the officers or directors or shareholders of the Company or the Subsidiaries or any of the members of the families of any of them, except as disclosed in the Registration Statement, the preliminary prospectus and the Prospectus.

                  (xiv) No consent, approval, registration, authorization, filing, qualification, Permit or order of or with any court or supervisory, regulatory, administrative or governmental agency, body or authority, arbitrator or others (including security holders) is required in connection with the execution and delivery of this Agreement, the issuance, sale or delivery of the Shares to be issued, sold and delivered by the Company hereunder, or the consummation of any other of the transactions contemplated herein or the fulfillment of the terms hereof, except the registration under the Act of the Shares and such consents, approvals, registrations, authorizations, filings, qualifications, Permits or orders, as may be required under the state securities or "blue sky" laws or the bylaws and rules of the National Association of Securities Dealers, Inc. (the "NASD") or as have been obtained and which are in full force and effect in connection with the offer, purchase and distribution by the Underwriters of the Shares.

                  (xv) The execution, delivery and performance by the Company of this Agreement and the issuance and sale of the Shares and the consummation of the transactions contemplated herein have been duly authorized by all necessary corporate action. Neither the issuance, offer, sale or delivery of the Shares, the execution, delivery and performance by the Company of this Agreement nor the compliance by the Company with all the provisions hereof nor the consummation of the transactions contemplated hereby (A) conflicts with or will conflict with, or constitutes or will constitute a breach or violation of or a default under (or an event that, with notice or lapse of time or both, would constitute such a breach, violation or default), or results in or will result in the imposition of a Lien upon any property or assets of the Company or the Subsidiaries, under, any of the terms or provisions of the certificate of incorporation or by-laws or other organizational or constitutive documents of the Company or the Subsidiaries, nor (B) conflicts with or will conflict with or constitutes or will constitute a breach or violation of, or a default under (or an event that with notice or the lapse of time or both would constitute a default) or the loss of any material benefit under, or the termination of, or results in or will result in the creation or imposition of any Lien upon any property or assets of the Company or the Subsidiaries pursuant to, any Contract, nor (C) violates or conflicts with or will violate or conflict with any law, statute, rule or regulation applicable to the Company or the Subsidiaries or any judgment, decree or order applicable to the Company or the Subsidiaries of any court or supervisory, regulatory, administrative or governmental agency, body or authority, or arbitrator having jurisdiction over the Company or the Subsidiaries or any of their respective properties or assets.

                  (xvi) The Company has full power and authority to enter into this Agreement and to perform the transactions contemplated hereby. This Agreement and the transactions contemplated herein have been duly and validly authorized, executed and delivered by the Company and this Agreement constitutes the legal, valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, except as the enforceability thereof may be limited by (A) applicable bankruptcy, insolvency, reorganization, moratorium or other laws now or hereafter in effect relating to or affecting creditors' rights generally and (B) general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law) and except to the extent that the provisions of Section 6 hereof may be limited by applicable federal or state securities laws or unenforceable as against public policy.

                  (xvii) The Company has duly and validly authorized the issuance and sale of the Shares. The description of the Shares in the Registration Statement, the preliminary prospectus and the Prospectus is accurate in all material respects.

                  (xviii) The Company is not now, and as a result of the offer and sale of the Shares in the manner contemplated in this Agreement, the Registration Statement, the preliminary prospectus and the Prospectus and the application of the net proceeds of such sale as described in the Registration Statement, the preliminary prospectus and the Prospectus, will not be, an "investment company" or an "affiliated person" of, or "promoter" or "principal underwriter" for, an "investment company" within the meaning of the Investment Company Act of 1940, as amended (the "Investment Company Act"), without taking account of any exemption arising out of the number or type of holders of the Company's securities.

                  (xix) The Company has not incurred any liability for a fee, commission, or other compensation on account of the employment of a broker or finder in connection with the transactions contemplated by this Agreement other than the discount contemplated hereby.

                  (xx) Neither the Company nor any of the Subsidiaries nor, to the Company's best knowledge, any of its or their officers, directors or affiliates (as defined in Rule 501(b) of Regulation D ("Regulation D") under the Act) has taken or will take, directly or indirectly, any action designed to cause or to result in or that has constituted, or might reasonably be expected to cause or result in or constitute, under the Exchange Act, the Exchange Act Rules or otherwise, the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares.

                  (xxi) The Company has not distributed and will not distribute prior to the later of (A) the Additional Closing Date and (B) the completion of the distribution of the Shares by the Underwriters and dealers, any offering material (including, without limitation, content on its Website, if any, that may be deemed to be offering material) in connection with the offering and sale of the Shares other than the preliminary prospectus and the Prospectus.

                  (xxii) There are no holders of securities of the Company which by reason of the filing of the Registration Statement or otherwise in connection with the sale of the Shares contemplated hereby, have the right to request or demand that the Company register under the Act any of their securities in connection with the Registration Statement .

                  (xxiii) There is no tax, duty, levy, impost, deduction, charge or withholding imposed by any political subdivision or taxing authority by virtue of the execution, delivery, performance or enforcement, or to ensure the legality, validity or admissibility into evidence, of this Agreement, and neither is it necessary that the Shares be submitted to, or filed or recorded with, any court or other authority to ensure such legality, validity, enforceability or admissibility into evidence. There are no transfer taxes or other similar fees or charges under federal law or the laws of any state, or any political subdivision thereof, required to be paid in connection with the execution and delivery of this Agreement or the issuance and sale by the Company of the Shares.

                  (xxiv) All necessary actions, authorizations, conditions and things required to be taken, given, fulfilled and done by the Company and the Subsidiaries on or prior to the date of this Agreement, have been, or on the Closing Date or the Additional Closing Date, if any, will have been taken, given, fulfilled and done in connection with (A) the issue of the Prospectus, (B) the execution and delivery of this Agreement, (C) the execution, delivery and issuance of the Shares and
         (D) the compliance with all provisions of this Agreement to be performed or complied with by such date.

                  (xxv) There are no issues related to the Company's or the Subsidiaries' preparedness for the Year 2000 that (A) are of a character required to be described or referred to in the Registration Statement, the preliminary prospectus or Prospectus which have not been accurately described therein or (B) could result in any Material Adverse Effect on the Company and its subsidiaries taken as a whole or that might materially affect their properties, assets or rights. All internal computer systems and each Constituent Component of those systems and all computer-related products and each Constituent Component of those products of the Company and the Subsidiaries fully comply with Year 2000 Qualification Requirements. "Year 2000 Qualification Requirements" means that the internal computer systems and each Constituent Component of those products of the Company and the Subsidiaries (A) have been reviewed to confirm that they store, process (including sorting and performing mathematical operations, calculations and computations), input and output data containing date and information correctly regardless of whether the date contains dates and times before, on or after January 1, 2000, (B) have been designed to ensure date and time entry recognition and calculations, and date data interface values that reflect the century, (C) accurately manage and manipulate data involving dates and times, including single century formulas and multi-century formulas, and will not cause an abnormal ending scenario within the application or generate incorrect values or invalid results involving such dates, (D) accurately process any date rollover and (E) accept and respond to two-digit year date input in a manner that resolves any ambiguities as to the century. "Constituent Component" means all software (including operating systems, programs, packages and utilities), firmware, hardware, networking components, and peripherals provided as part of the configuration. The Company and the Subsidiaries have inquired of all their material vendors as to their preparedness for the Year 2000 and the Company has disclosed in the Registration Statement, the preliminary prospectus or Prospectus any issues that could result in a Material Adverse Effect on the Company and its subsidiaries taken as a whole or adversely affect the ability of the Company to perform its obligations under this Agreement or be otherwise important in the context of the sale of the Shares.

                  (xxvi) No statement, representation, warranty or covenant made by the Company in this Agreement or made in any certificate or document required by this Agreement to be delivered to you was or will be, when made, inaccurate, untrue or incorrect.

                  (xxvii) The Shares are registered pursuant to Section 12(g) of the Exchange Act and are listed on the Nasdaq National Market, and the Company has taken no action designed to, or likely to have the effect of, terminating the registration of the Shares under the Exchange Act or delisting the Shares from the Nasdaq National Market, nor has the Company received any notification that the Commission or the NASD is contemplating terminating such registration or listing.

                  (xxviii) Except as described in the Registration Statement, the preliminary prospectus and the Prospectus, the Company has not sold or issued any shares of capital stock within the six month period preceding the date of the Prospectus, all of which sales and issuances were made in compliance with the Act and the Regulations.

                  (xxix) Each officer and director of the Company and each beneficial owner of [one or more] percent of the outstanding issued share capital of the Company has agreed to sign an agreement substantially in the form attached hereto as Exhibit A (the "Lock-up Agreements"). The Company has provided to counsel for the Underwriters a complete and accurate list of all securityholders of the Company and the number and type of securities held by each securityholder. The Company also has provided to counsel for the Underwriters true, accurate and complete copies of all of the Lock-up Agreements presently in effect or effected hereby. The Company has given "no transfer" instructions to its transfer agent and registrar with respect to such securities.

                  (xxx) Neither the Company nor any of the Subsidiaries nor any of its or their properties or assets has any immunity from the jurisdiction of any court or from any legal process (whether through service or notice, attachment prior to judgment, attachment in aid of execution or otherwise) under the laws of Delaware.

                  (c) Any certificate signed by an officer of the Company or any of the Subsidiaries and delivered to the Representative or to counsel for the Underwriters shall be deemed to be a representation and warranty by the Company to each Underwriter as to the matters set forth therein.

                  (d) Each Selling Shareholder severally and not jointly covenants and agrees with each of the Underwriters that:

                  (i) Such Selling Shareholder has full legal right, power and authority to enter into the Agreement and the Agency and Custody Agreement, dated February [_], 2000 (the "Agency and Custody Agreement"), between the Selling Shareholders, (collectively, the "Agent"), in the form heretofore delivered to counsel to the Underwriters. The Agency and Custody Agreement has been duly executed and delivered by or on behalf of such Selling Shareholder.

                  (ii) None of the execution, delivery or performance of this Agreement and the Agency and Custody Agreement and the consummation of the transactions herein and therein contemplated, will conflict with or result in a breach of, or default under, any indenture, mortgage, deed of trust, voting trust agreement, Shareholders' agreement, note agreement, or other agreement or instrument to which such Selling Shareholder is a party or by which such Selling Shareholder is or may be bound or to which any of its or his property is or may be subject, or any statute, judgment, decree, order, rule or regulation applicable to such Selling Shareholder of any government, arbitrator, court, regulatory body or administrative agency or other governmental agency or body, domestic or foreign, having jurisdiction over such Selling Shareholder or any of its or his activities or properties.

                  (iii) At the date hereof such Selling Shareholder has, and at the time of delivery of the Shares to be sold by such Selling Shareholder to the several Underwriters, such Selling Shareholder will have, full right, power and authority to sell, assign, transfer and deliver the Shares to be sold by such Selling Shareholder hereunder. At the date hereof such Selling Shareholder is, and at the time of delivery of the Shares to be sold by such Selling Shareholder, such Selling Shareholder will be, the lawful owner of and has and will have, good and marketable title to such Shares free and clear of any liens, encumbrances, security interests, claims, community property rights, restrictions on transfer or other defects in title. Upon delivery of and payment for the Shares to be sold by such Selling Shareholder hereunder, good and marketable title to such Shares will pass to the Underwriters, free and clear of any liens, encumbrances, security interests, claims, community property rights, restrictions on transfer or other defects in title. Except as described in the Registration Statement and the Prospectus or created hereby, there are no outstanding options, warrants, rights, or other agreements or arrangements requiring such Selling Shareholder at any time to transfer any Common Shares to be sold hereunder by such Selling Shareholder.

                  (iv) At the Effective Date, and at all times subsequent thereto up to and including the Closing Date (and if any Option Shares are purchased, the Option Closing Date), the Registration Statement and any amendments thereto did not and will not contain any untrue statement of a material fact regarding such Selling Shareholder or omit to state a material fact regarding such Selling Shareholder required to be stated therein or necessary in order to make the statements therein regarding such Selling Shareholder not misleading, and the Prospectus did not and will not contain any untrue statement of a material fact regarding such Selling Shareholder or omit to state a material fact regarding such Selling Shareholder required to be stated therein or necessary in order to make the statements therein regarding such Selling Shareholder, in light of the circumstances under which they were made, not misleading.

                  (v) Such Selling Shareholder has not taken, directly or indirectly, any action designed to stabilize or manipulate the price of any security of the Company, or which has constituted or which might in the future reasonably be expected to cause or result in stabilization or manipulation of the price of any security of the Company, to facilitate the sale or resale of the Shares or otherwise.

                  (vi) There is not pending or, to the knowledge of such Selling Shareholder, threatened against such Selling Shareholder any action, suit or proceeding which (A) questions the validity of this Agreement or of any action taken or to be taken by such Selling Shareholder pursuant to or in connection with this Agreement or (B) is required to be disclosed in the Registration Statement or the Prospectus.

                  (vii) Except as created hereby, there are no outstanding rights, warrants or options to acquire any of the Shares to be sold by such Selling Shareholder.

                  (viii) This Agreement has been duly executed and delivered by or on behalf of such Selling Shareholder. This Agreement is a valid and binding agreement of such Selling Shareholder enforceable against such Selling Shareholder in accordance with its terms, except as enforcement hereof may be limited by bankruptcy, insolvency and other similar laws affecting the enforcement of creditors' rights generally and subject to the qualifications that equitable remedies may be granted in the discretion of a court of competent jurisdiction and rights of indemnity, contribution and waiver and the ability to sever unenforceable terms may be limited by applicable law.

                  (ix) The execution and delivery of this Agreement by or on behalf of such Selling Shareholder and the performance by such Selling Shareholder of the transactions contemplated herein do not and will not require the consent, license, order, approval, authorization, registration or qualification of or decree of any court or any governmental agency or body, stock exchange (including, for greater certainty, the Nasdaq National Market) or other third party, except (A) such as have been obtained, and (B) such as may be required (and shall be obtained as provided in this Agreement) under U.S. Securities Laws and such as may be required under U.S. state securities or Blue Sky laws or the by-laws and rules of the Nasdaq National Market.

                  (x) To the best of such Selling Shareholder's knowledge, the Shares to be sold by such Selling Shareholder have been validly issued as fully paid and non-assessable shares.

                  (xi) Except as provided herein, there is no person, firm or company which has been engaged by such Selling Shareholder to act for such Selling Shareholder and which is entitled to any brokerage or finder's fee in connection with this Agreement or any of the transactions contemplated hereunder, and in the event any such person, firm or company establishes a claim for any fee from the Underwriters, such Selling Shareholder covenants to indemnify and hold harmless the Underwriters with respect thereto and with respect to all costs reasonably incurred in the defense thereof.

                  (xii) At the Closing Date (and if any Option Shares are purchased, the Option Closing Date), all stock transfer or other taxes, if any (other than income taxes), which are required to be paid in connection with the sale and transfer of the Shares to be sold by such Selling Shareholder to the several Underwriters hereunder will have been fully paid or provided for by such Selling Shareholder and all laws imposing such taxes will have been fully complied with by such Selling Shareholder.

                  (xiii) Such Selling Shareholder has no knowledge of any material fact or condition not set forth in the Prospectus and the Registration Statement which has adversely affected, or may adversely affect, the business, properties, business prospects, condition (financial or otherwise) or results of operations of the Company, and the sale of the Shares proposed to be sold by such Selling Shareholder is not prompted by any such knowledge.

                  (xiv) Certificates in negotiable form (or some other document or documents in written form as may be mutually agreed upon by or on behalf of the Representative and such Selling Shareholder) representing all of the Shares to be sold by such Selling

         Shareholder hereunder have been placed in custody under the Agency and Custody Agreement, duly executed and delivered by such Selling Shareholder to the Agent, as custodian, and such Selling Shareholder has, pursuant to the Agency and Custody Agreement, appointed the Agent as its or his agent and attorney in fact with authority to execute and deliver this Agreement on behalf of such Selling Shareholder, to determine the purchase price to be paid by the Underwriters to the Selling Shareholders as provided in Section 2 hereof, and to authorize the delivery of the Shares to be sold by such Selling Shareholders in connection with the transactions contemplated by this Agreement and the Agency and Custody Agreement.

                  (xv) The Shares represented by the certificates (or some other document or documents in written form as may be mutually agreed upon by or on behalf of the Representative and such Selling Shareholder) held in custody for such Selling Shareholder under the Agency and Custody Agreement are subject to the interests of the Underwriters hereunder; the arrangements made by such Selling Shareholder for such custody, and the appointment by such Selling Shareholder of the Agent by the Agency and Custody Agreement, are to that extent irrevocable and not subject to termination by such Selling Shareholder or by operation of law; the obligations of such Selling Shareholders hereunder shall not be terminated by operation of law, whether by the death or incapacity of such Selling Shareholder, if an individual, or, in the case of an estate or trust, by the death or incapacity of any executor or trustee or the termination of such estate or trust or, in the case of a partnership or corporation, by the dissolution of such partnership or corporation, or by the occurrence of any other event; if such Selling Shareholder, if an individual, or any such executor or trustee should die or become incapacitated, or if any such estate or trust should be terminated, or if any such partnership or corporation should be dissolved, or if any other such event should occur, before the delivery of the Shares hereunder, certificates representing the Shares shall be delivered by or on behalf of such Selling Shareholder in accordance with the terms and conditions of this Agreement and of the Agency and Custody Agreement and all other actions required to be taken hereunder or under the Agency and Custody Agreement shall be taken; and actions taken by the Agent pursuant to the Agency and Custody Agreement shall be as valid as if such death, incapacity, termination, dissolution or other event had not occurred, regardless of whether or not, the Agent shall have received notice of such death, incapacity, termination, dissolution or other event.

                  2. Purchase, Sale and Delivery of the Shares.

                  (a) The Company and the Selling Shareholders agree to issue and sell to the several Underwriters the Firm Shares upon the terms herein set forth. On the basis of the representations, warranties, covenants and agreements herein contained, but subject to the terms and conditions herein set forth, the Underwriters, severally and not jointly, agree to purchase from the Company and the Selling Shareholders, at a purchase price per share of $[ ], the number of Firm Shares set forth opposite the respective names of the Underwriters in
         Schedule II hereto plus an additional number of Firm Shares which such Underwriter may become obligated to purchase pursuant to the provisions of Section 9 hereof.

                  (b) Payment of the purchase price for, and delivery of, the Firm Shares and the Option Shares (if the option provided for in Section 2(c) below shall have been exercised on or before the third full business day prior to the Closing Date) shall be made at the offices of Clifford Chance Rogers & Wells LLP, 200 Park Avenue, New York, New York, or at such other place as shall be agreed upon by ING Barings LLC and the Company, at 10:00 A.M. on the third full business day (as permitted under Rule 15c6-1 of the Exchange Act Rules) (unless postponed in accordance with the provisions of Section 9 hereof) following the date of the effectiveness of the Registration Statement (or, if the Company or the Selling Shareholders have elected to rely upon Rule 430A of the Regulations, the third or fourth full business day (as permitted under Rule 15c6-1 under the Exchange Act Rules) after the determination of the initial public offering price of the Firm Shares), or such other time not later than five business days after such date as shall be agreed upon by you and the Company and the Selling Shareholders (such time and date of payment and delivery being herein called the "Closing Date"); provided, however, that if the Company and the Selling Shareholders have not made available to the Underwriters copies of the Prospectus in such quantities and at such places requested by the Underwriters, no later than noon on the business day following the execution of this Agreement, ING Barings LLC may, in its sole discretion, postpone the Closing Date until no later than two full business days following the delivery of such copies of the Prospectus. Payment shall be made to the Company and the Selling Shareholders by wire transfer in immediately available funds to the order of the Company and the Selling Shareholders, against delivery to you for the respective accounts of the Underwriters of the Firm Shares to be purchased by them. The Company and the Selling Shareholders shall deliver, or cause to be delivered, a credit representing the Firm Shares to an account or accounts at The Depository Trust Company, as designated by ING Barings LLC for the accounts of ING Barings LLC and the several Underwriters on the Closing Date, against the irrevocable release of a wire transfer of immediately available funds for the amount of the purchase price therefor. Certificates for the Firm Shares shall be registered in such name or names and in such authorized denominations as you may request on or before noon on the business day prior to the Closing Date. The Company and the Selling Shareholders will permit you to examine and package such certificates at or before noon on the business day prior to the Closing Date. ("Business day" shall mean any day other than a Saturday, Sunday or a legal holiday or a day on which banking institutions or trust companies are authorized or obligated by law to close in New York City.")

                  (c) In addition, the Company hereby grants to the Underwriters the option to purchase, severally and not jointly, up to 750,000 Option Shares at the same purchase price per share to be paid by the Underwriters to the Company for the Firm Shares as set forth in this
         Section 2, for the sole purpose of covering over-allotments in the sale of Firm Shares by the Underwriters. This option may be exercised from time to time and at any time, in whole or in part, on or before the thirtieth day following the date of the Prospectus, by notice from ING Barings LLC to the Company. Such notice shall set forth the aggregate number of Option Shares as to which the option is being exercised and the date and time, as reasonably determined by ING Barings LLC, when the Option Shares are to be delivered (such date and time being herein sometimes referred to as the "Additional Closing Date"); provided, however, that the Additional Closing Date shall not be earlier than the Closing Date or earlier than the second full business day after the date on which the option shall have been exercised nor later than the fifth full business day after the date on which the option shall have been exercised (unless such time and date are postponed in accordance with the provisions of Section 9 hereof). The Company shall deliver, or cause to be delivered, a credit representing the Option Shares to an account or accounts at The Depository Trust Company, as designated by ING Barings LLC for the accounts of ING Barings LLC and the several Underwriters on the Additional Closing Date, against the irrevocable release of a wire transfer of immediately available funds for the amount of the purchase price therefor.

Certificates for the Option Shares shall be registered in such name or names and in such authorized denominations as ING Barings LLC may request at or before noon on the business day prior to the Additional Closing Date. The Company will permit you to examine and package such certificates for delivery at or before noon on the business day prior to the Additional Closing Date.

                  The number of Option Shares to be sold to each Underwriter shall be the number which bears the same ratio to the aggregate number of Option Shares being purchased as the number of Firm Shares set forth opposite the name of such Underwriter in Schedule II hereto (or such number increased as set forth in Section 9 hereof) bears to the total number of Firm Shares being purchased from the Company, subject, however, to such adjustments to eliminate any fractional shares as ING Barings LLC in its sole discretion shall make.

                  Payment for the Option Shares shall be made by wire transfer in immediately available funds to the order of the Company as noted above, at the offices of Clifford Chance Rogers & Wells LLP or such other location as may be mutually acceptable, upon delivery of the Option Shares to you for the respective accounts of the Underwriters.

                  The Company shall deliver, or cause to be delivered a credit representing the Option Shares the Underwriters have agreed to purchase on the Additional Closing Date to an account or accounts at The Depository Trust Company as designated by ING Barings LLC for the accounts of ING Barings LLC and the several Underwriters against the irrevocable release of a wire transfer of immediately available funds for the amount of the purchase price therefor.

                  (d) Time shall be of the essence and delivery at the time and place specified in this Agreement is a further condition to the obligations of the Underwriters.

                  3. Offering. It is understood that the several Underwriters propose to offer the Shares for sale to the public upon the terms set forth in the Prospectus.

                  4. Covenants of the Company and the Selling Shareholders.

                  (a) The Company covenants and agrees with each Underwriter that:

                  (i) If the Registration Statement has not been declared effective at the time of the execution of this Agreement, the Company will use its best efforts to cause the Registration Statement and any amendments thereto to become effective as promptly as possible. If Rule 430A is used or the filing of the Prospectus is otherwise required under Rule 424(b) or Rule 434, the Company will file the Prospectus (properly completed if Rule 430A has been used) pursuant to Rule 424(b) or Rule 434 within the prescribed time period and will provide evidence satisfactory to you of such timely filing. If the Company elects to rely on Rule 434, the Company will prepare and file a term sheet that complies with the requirements of Rule 434. If the Company elects to rely on Rule 462(b) under the Act, the Company shall file a Rule 462(b) Registration Statement with the Commission in compliance with Rule 462(b) under the Act prior to the time confirmations are sent or given, as specified by Rule 462(b)(2) under the Act, and shall pay the applicable fees in accordance with Rule 111 under the Act.

                  The Company will notify you immediately (and, if requested by you, will confirm such notice in writing) (A) when the Registration Statement and any amendments thereto become effective, (B) of any request by the Commission for any amendment of or supplement to the Registration Statement, any preliminary prospectus or the Prospectus or for additional information, (C) of the mailing or the delivery to the Commission for filing of any amendment of or supplement to the Registration Statement or the Prospectus, (D) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereto or of the initiation, or the threatening, of any proceedings therefor, (E) of the receipt of any comments from the Commission, and (F) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Shares for sale in any jurisdiction or the initiation or threatening of any proceeding for that purpose. If a stop order or suspension of qualification is proposed at any time, the Company will use its best efforts to prevent the issuance of any such stop order and, if issued, to obtain the lifting thereof as soon as possible. The Company will not file any amendment to the Registration Statement or any amendment of or supplement to, any preliminary prospectus or the Prospectus (including the prospectus required to be filed pursuant to Rule 424(b) or Rule 434) that differs from the prospectus on file at the time of the effectiveness of the Registration Statement before or after the effective date of the Registration Statement to which you shall reasonably object in writing after being timely furnished in advance a copy thereof.

                  (ii) If at any time when a prospectus relating to the Shares is required to be delivered under the Act by an Underwriter or dealer any event shall have occurred as a result of which the Prospectus as then amended or supplemented would, in the judgment of ING Barings LLC, counsel to the Underwriters or the Company, include an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, not misleading or if it shall be necessary at any time to amend or supplement the Registration Statement, the preliminary prospectus or the Prospectus to comply with any law, the Company promptly will prepare and file with the Commission and furnish at its own expense to the Underwriters and dealers, an appropriate amendment or supplement (in form and substance satisfactory to ING Barings LLC) which will correct such untrue statement or omission or so that the Registration Statement, any preliminary prospectus and the Prospectus will comply with the law and will use its best efforts to have any amendment to the Registration Statement declared effective as soon as possible. If at any time during the ninety (90) day period after the Registration Statement becomes effective, any rumor, publication or event relating to or affecting the Company shall occur as a result of which in the opinion of ING Barings LLC the market price of the Shares has been or is likely to be materially affected (regardless of whether such rumor, publication or event necessitates a supplement to or amendment of the Prospectus), the Company will, after notice from ING Barings LLC advising the Company to the effect set forth above, forthwith prepare, consult with ING Barings LLC concerning the substance of and disseminate a press release or other public statement, reasonably satisfactory to ING Barings LLC, responding to or commenting on such rumor, publication or event.

                  (iii) As soon as practicable, but not later than 45 days after the end of its fiscal quarter in which the first anniversary date of the effective date of the Registration

         Statement occurs, the Company will make generally available (within the meaning of Section 11(a) of the Act) to its securityholders and to you an earnings statement or statements of the Company which will satisfy the provisions of Section 11(a) of the Act and Rule 158 of the Regulations, covering a period of at least twelve consecutive months beginning after the effective date of the Registration Statement; and will, during the period of five years from the date of the Prospectus, make generally available (within the meaning of Section 11(a) of the Act) to its securityholders as soon as practicable after the end of each fiscal year, an annual report (including a balance sheet and statements of financial condition, operations, cash flows and changes in Shareholders' equity of the Company, certified by the Company's independent public accountants) and, as soon as practicable after the end of each of the first three quarters of each fiscal year (beginning with the fiscal quarter ending after the effective date of the Registration Statement), consolidated summary financial information of the Company for such quarter in reasonable detail

                  (iv) The Company will furnish without charge to you and counsel to the Underwriters two complete, signed copies of the Registration Statement (including exhibits thereto), and to each other Underwriter a copy of the Registration Statement (without exhibits thereto) and, so long as, in the opinion of counsel to the Underwriters, delivery of a prospectus by an Underwriter or dealer may be required by the Act, as many copies of each preliminary prospectus and the Prospectus and any amendment or supplement thereto as you may request.

                  (v) The Company will arrange for the qualification of the Shares for sale under the laws of such jurisdictions (both national and foreign) as ING Barings LLC may designate and will make such applications, file such documents and furnish such information as may be required for that purpose and will maintain such qualifications in effect for so long as required for the distribution of the Shares; provided, however, that in no event shall the Company be required to qualify to do business in any such jurisdiction in which it is not already qualified or to file a general consent to service of process in any jurisdiction in which it is not now so required, other than in respect of suits arising out of the offering or sale of the Shares. The Company will, from time to time, prepare and file such statements, reports and other documents, as are or may be required to continue such qualifications in effect for so long a period as ING Barings LLC may request for the distribution of the Shares. The Company will cooperate with ING Barings LLC and counsel to the Underwriters in connection with the filings required to be made by ING Barings LLC with the NASD and will pay the fee of the NASD in connection with its review of the offering of the Shares and will use its best efforts to cause the Shares to be quoted on the Nasdaq National Market System.

                  (vi) During the period of five years from the effective date of the Registration Statement, the Company will furnish to you and, upon request, to each of the several Underwriters, without charge, copies of, in such quantities as you or the Underwriters may request from time to time, (A) as soon as available, all reports or other communications (financial or other) furnished generally by the Company to its securityholders, (B) as soon as practicable after the end of each fiscal year, copies of the Annual Report of the Company containing the balance sheet of the Company as of the close of such fiscal year and statements of income, Shareholders' equity and cash flows for the year then ended and the opinion thereon of the Company's independent public or certified public accountants; and (C) as soon as practicable after the filing thereof, copies of each proxy statement, Annual Report on Form 10-K, Quarterly Report on Form 10-Q, Current Report on Form 8-K or other report filed by the Company with the Commission, the NASD, any other supervisory, regulatory, administrative or governmental agency, body or authority whether pursuant to the Exchange Act or otherwise or any national securities exchange or system on which any class of securities of the Company is listed or quoted.

                  (vii) For a period of 180 days from the date of the Prospectus (the "Lock-Up Period"), without the prior written consent of ING Barings LLC, the Company shall not, directly or indirectly: (A) issue, offer for sale, contract to sell, sell, pledge or otherwise dispose of (or enter into any transaction or device which is designed to, or could be expected to, result in the disposition (whether by actual disposition or effective economic disposition due to cash settlement or otherwise) by any person at any time in the future of) any shares of Common Stock or securities convertible into, exercisable or exchangeable for, or represent the right to receive, Common Stock or sell or grant options, rights or warrants with respect to any shares of Common Stock or any of the foregoing or announce the offering of or register for sale any of the foregoing or any outstanding shares of Common Stock; provided however, that the Company may grant options and issue and sell Common Stock pursuant to or in connection with (i) any directors' and/or employees' stock plan, stock ownership plan or dividend reinvestment plan of the Company in effect at the effective date of the Registration Statement, (ii) the exercise of any outstanding options or warrants and (iii) any acquisitions the Company may complete during such 180 day period; or (B) enter into any swap, repurchase agreement, pledge, transfer or other transaction that transfers to another, in whole or in part, any of the economic benefits or risks of ownership of such shares of Common Stock or other securities, whether any such transaction described in clause (A) or (B) above is to be settled by delivery of Common Stock or other securities, in cash or otherwise. In addition, during such period, the Company also agrees not to file any registration statement (other than a Form S-8 registration statement filed in connection with shares of Common Stock received under a Company directors' and employees' stock plan, stock ownership plan, employment agreement or dividend reinvestment plan) with respect to the registration of any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock without the prior written consent of ING Barings LLC.

                  (viii) During the period when, in the opinion of counsel to the Underwriters, the delivery of a Prospectus by an Underwriter or dealer may be required by the Act, the Company will comply, at its own expense, with all requirements imposed upon it by the Commission, the Act, the Exchange Act, the Regulations or the Exchange Act Rules, so far as necessary to permit the continuance of sales of or dealing in the Shares during such period in accordance with the provisions hereof and the Prospectus. In addition, during such period the Company shall file, on a timely basis, with the Commission and the Nasdaq National Market all reports and documents required to be filed under the Exchange Act.

                  (ix) Each of the Company and the Subsidiaries will conduct its business in compliance with all applicable laws, rules, regulations, decisions, directives and orders. The Company will do and perform all things required or necessary to be done and performed under this Agreement by the Company on or prior to the Closing Date and to comply or cause to be satisfied, to the extent such are within its control, the conditions precedent to the several obligations of the Underwriters specified in Section 8 hereof.

                  (x) Neither the Company nor any of its affiliates (as defined in Regulation D under the Act), will take, directly or indirectly, any action designed to cause or result in, or which constitutes or which might reasonably be expected to cause, result in, or constitute, under the Exchange Act, or otherwise, stabilization or manipulation of the price of the shares of Common Stock of the Company to facilitate the offering and distribution of the Shares or any other action prohibited by Regulation M under the Exchange Act.

                  (xi) The Company will apply the net proceeds from the offering and sale of the Shares to be sold by the Company in the manner set forth in the Prospectus under "Use of Proceeds."

                  (xii) The Company shall take all economically reasonable steps to enforce the Patent Rights and all other Intellectual Property against potential infringers.

                  (xiii) The Company shall engage and maintain, at its expense, a registrar and transfer agent for the Shares.

                  (xiv) The Company shall (A) obtain directors' and officers' liability insurance in the minimum amount of [$25] million which shall apply to the offering contemplated hereby and (B) shall cause ING Barings LLC to be added as an additional insured to such policy in respect of the offering contemplated hereby. - - PENDING REVIEW OF THE COMPANY'S EXISTING INSURANCE POLICIES.]

                  (xv) The Company shall cause to be prepared and delivered, at its expense, within one business day from the date hereof, to the Underwriters an "electronic Prospectus" to be used by the Underwriters in connection with the offering and sale of the Shares. As used herein, the term "electronic Prospectus" means a form of Prospectus, and any amendment or supplement thereto, that meets each of the following conditions: (A) it shall be encoded in an electronic format, satisfactory to you, that may be transmitted electronically by the Underwriters to offerees and purchasers of the Shares for at least during the period when, in the opinion of counsel to the Underwriters, the Prospectus is required to be delivered under the Act or the Exchange Act; (B) it shall disclose the same information as the paper Prospectus and Prospectus filed pursuant to EDGAR, except to the extent that graphic and image material cannot be disseminated electronically, in which case such graphic and image material shall be replaced in the electronic Prospectus with a fair and accurate narrative description or tabular representation of such material, as appropriate; and (C) it shall be in or convertible into a paper format or an electronic format, satisfactory to you, that will allow investors to store and have continuously ready access to the Prospectus at any future time, without charge to investors (other than any fee charged for subscription to the system as a whole and for on-line time). The Company hereby confirms that it has included or will include in the Prospectus filed pursuant to EDGAR or otherwise with the Commission and in the Registration Statement at the effective date of the Registration Statement an undertaking that, upon receipt of a request by an investor or his or her representative during the period when, in the opinion of counsel to the Underwriters, delivery of a Prospectus by an Underwriter or dealer may be required by the Act, the Company shall transmit or cause to be transmitted promptly, without charge, a paper copy of the Prospectus.

                  (b) Each Selling Shareholder severally and not jointly covenants and agrees with each of the Underwriters that:

                  (i) [Such Selling Shareholder will not, for a period of 180 days after the date hereof, directly or indirectly, without the prior written consent of ING Barings LLC, offer for sale, sell, contract to sell, grant any option to purchase or otherwise dispose (or announce any offer, sale, grant of any option to purchase or other disposition) of any Common Shares or any securities convertible into, or exchangeable or exercisable for, Common Shares owned by such Selling Shareholder on the date hereof, except pursuant to this Agreement.]

                  (ii) Such Selling Shareholder consents to the use of the Prospectus and any amendment or supplement thereto by the Underwriters and all dealers to whom the Shares may be sold, both in connection with the offering or sale of the Shares and for such period of time thereafter as the Prospectus are required by law to be delivered in connection therewith.

                  (iii) Such Selling Shareholder will not at any time, directly or indirectly, take any action intended, or which might reasonably be expected, to cause or result in, or which will constitute, stabilization of the price of the Common Shares to facilitate the sale or resale of any of the Shares.

                  (iv) In order to document the Underwriters' compliance with the reporting and withholding provisions of the U.S. Tax Equity and Fiscal Responsibility Act of 1982 with respect to transactions herein contemplated, such Selling Shareholder will deliver to the Representative prior to or at the Closing Date a properly completed and executed United States Treasury Department Form W-9 (or other applicable form or statement specified by Treasury Department regulations in lieu thereof).

                  5. Payment of Expenses.

                  (a) Whether or not the transactions contemplated by this Agreement are consummated or this Agreement is terminated, the Company will pay, or reimburse ING Barings LLC if paid by the Underwriters, all costs, fees and expenses incident to the performance of the obligations of the Company and the Selling Shareholders under this Agreement, including but not limited to costs, fees and expenses of or relating to (i) the preparation by the Company and the Selling Shareholders, printing and filing of the Registration Statement and exhibits to it, each preliminary prospectus, the Prospectus and any amendment or supplement to the Registration Statement or the Prospectus (including, without limitation, the fees and expenses of the Company's and the Selling Shareholders' counsel, accountants and other advisors), (ii) the preparation and delivery of certificates representing the Shares, (iii) the printing of this Agreement and Underwriter's Questionnaires, Underwriter's Powers of Attorney, Blue Sky Memoranda, Master Agreements Among Underwriters and Master Selling Agreements, and all other documents relating to the public offering of the Shares (including those documents supplied to the Underwriters in quantities as hereinabove stated) and furnishing (including costs of shipping and mailing) such copies of the Registration Statement, the Prospectus and any preliminary prospectus, and all exhibits, schedules, consents, certificates of experts, amendments and supplements thereto, as may be requested for use in connection with the offering and sale of the Shares by the Underwriters or by dealers to whom Shares may be sold, (iv) the quotation of the Shares on the Nasdaq National Market, (v) any filings required to be made with, and the review by, the NASD and the fees, disbursements and other charges of the Underwriters' counsel in connection therewith, (vi) the registration or qualification (or obtaining exemptions from such registration or qualification) of the Shares for offer and sale under the securities or Blue Sky laws of such jurisdictions designated pursuant to Section 4(e), including the fees, disbursements and other charges of the Underwriters' counsel in connection therewith, and the preparation and printing of preliminary, supplemental and final Blue Sky memoranda, (vii) the issuance, transfer and delivery of the Shares to the Underwriters, including any issue, transfer, stamp or other taxes payable thereon, (viii) the transfer agent or registrar for the Shares, (ix) all costs and expenses incident to the preparation and undertaking of "road show" preparations to be made to prospective investors, and (x) all other fees, costs and expenses referred to in Part II of the Registration Statement.

                  (b) If this Agreement shall be terminated by the Company or the Selling Shareholders or if for any reason the Company or the Selling Shareholders shall fail to perform its or their obligations hereunder, if any condition to the obligations of the Underwriters set forth in Section 8 hereof is not satisfied, or if this Agreement shall be terminated by ING Barings LLC pursuant to Section 8, Section 9 or Section 11, or if the sale to the Underwriters of the Shares on the Closing Date is not consummated because of any refusal, inability or failure on the part of the Company or the Selling Shareholders to perform any agreement herein or to comply with any provision hereof, the Company and the Selling Shareholders agree to reimburse ING Barings LLC and the other Underwriters (or such Underwriters as have terminated this Agreement with respect to themselves), jointly and severally, upon demand for all out-of-pocket expenses that shall have been incurred by ING Barings LLC and the Underwriters in connection with the proposed purchase and the offering and sale of the Shares, including but not limited to fees and disbursements of counsel, printing expenses, travel expenses, postage, facsimile and telephone charges.

                  6. Indemnification.

                  (a) The Company and the Selling Shareholders jointly and severally agree to indemnify and hold harmless each Underwriter, its directors, officers, employees, and agents and each person, if any, who controls any Underwriter within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act, against any and all losses, liabilities, claims, damages, actions and expenses whatsoever, as incurred (including but not limited to attorneys' fees and any and all expenses whatsoever incurred in investigating, preparing, compromising or defending against any litigation, commenced or threatened, or any claim whatsoever, and any and all amounts paid in settlement of any claim or litigation), joint or several, to which they or any of them may become subject under the Act, the Exchange Act or other federal or state statutory law or regulation, or at common law or otherwise, insofar as such losses, liabilities, claims, damages or expenses (or actions in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement for the registration of the Shares, as originally filed or any amendment thereof, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; or (ii) upon any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus or the Prospectus (or any amendment or supplement thereto), or the omission or alleged omission to state therein a material fact necessary in order to make statements therein, in the light of the circumstances in which they were made, not misleading; or (iii) in whole or in part upon any inaccuracy in the representations and warranties of the Company and the Selling Shareholders contained herein; or (iv) in whole or in part upon any failure of the Company or the Selling Shareholders to perform its obligations hereunder or under law; or
(v) any act or failure to act or any alleged act or failure to act by an Underwriter in connection with, or relating in any manner to, the Shares or the offering contemplated hereby, and which is included as part of or referred to in any loss, claim, damage, liability or action arising out of or based upon any matter covered by clause (i), (ii), (iii) or (iv) above, provided that neither the Company nor the Selling Shareholders will be liable under this clause (v) to the extent that a court of competent jurisdiction shall have determined by a final judgment that such loss, claim, damage, liability or action resulted directly from any such acts or failures to act undertaken or omitted to be taken by such Underwriter through its bad faith or willful misconduct; and provided, however, that neither the Company nor the Selling Shareholders will be liable in any such case covered by clauses (i), (ii), (iii), (iv) or (v) above to the extent but only to the extent that any such loss, liability, claim, damage, action or expense arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information relating to an Underwriter furnished to the Company or the Selling Shareholders by or on behalf of any Underwriter through you expressly for use therein. This indemnity agreement will be in addition to any liability which the Company or the Selling Shareholders may otherwise have, including under this Agreement.

                  (b) Each Underwriter severally, and not jointly, agrees to indemnify and hold harmless the Company, each of the directors of the Company, each of the officers of the Company and the Selling Shareholders who shall have signed the Registration Statement, and each other person, if any, who controls the Company within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act, against any losses, liabilities, claims, damages and expenses whatsoever as incurred (including but not limited to attorneys' fees and any and all expenses whatsoever incurred in investigating, preparing or defending against any litigation, commenced or threatened, or any claim whatsoever, and any and all amounts paid in settlement of any claim or litigation), joint or several, to which they or any of them may become subject under the Act, the Exchange Act or otherwise, insofar as such losses, liabilities, claims, damages or expenses (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement for the registration of the Shares, as originally filed or any amendment thereof, or any related preliminary prospectus or the Prospectus, or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, in each case to the extent, but only to the extent, that any such loss, liability, claim, damage or expense arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information relating to an Underwriter furnished to the Company or the Selling Shareholders by or on behalf of any Underwriter through you expressly for use therein; provided, however, that in no case shall any Underwriter be liable or responsible for any amount in excess of the underwriting discounts and commissions applicable to the Shares purchased by such Underwriter hereunder. This indemnity will be in addition to any liability which any Underwriter may otherwise have, including under this Agreement. The Company and the Selling Shareholders acknowledge that the statements set forth in the first and second paragraphs under the caption "Underwriting" in the Prospectus constitute the only information furnished in writing relating to an Underwriter by or on behalf of any Underwriter expressly for use in the Registration Statement relating to the Shares as originally filed or in any amendment thereof, any related preliminary prospectus or the Prospectus or in any amendment thereof or supplement thereto, as the case may be.

                  (c) Promptly after receipt by an indemnified party under subsection (a) or (b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against an indemnifying party under such subsection, notify each party against whom indemnification is to be sought in writing of the commencement thereof (but the failure so to notify an indemnifying party shall not relieve it from any liability or obligation which it may have under this Section 6 or otherwise (i) unless the failure to notify shall result in the forfeiture by the indemnifying party of substantial rights and defenses and (ii) will not in any event relieve the indemnifying party from any obligations other than the indemnification obligation provided in paragraph (a) or (b) above). In case any such action is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein, and to the extent it may elect by written notice delivered to the indemnified parties promptly after receiving the aforesaid notice from an indemnified party, to assume the defense thereof with counsel satisfactory to such indemnified parties. Notwithstanding the foregoing, the indemnified party or parties shall have the right to employ its or their own separate counsel in any such action and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such indemnified party or parties unless (i) the employment of such counsel shall have been authorized in writing by one of the indemnifying parties in connection with the defense of such action, (ii) the indemnifying parties shall not have employed counsel to have charge of the defense of such action within a reasonable time after notice of commencement of the action, or (iii) such indemnified party or parties shall have reasonably concluded that a conflict may arise between the positions of the indemnifying party or parties in conducting the defense of any such action or that there may be one or more legal defenses available to it or them which are different from or additional to those available to one or all of the indemnifying parties (in which case the indemnifying party or parties shall not have the right to direct the defense of such action on behalf of the indemnified party or parties), in any of which events such fees and expenses shall be borne by the indemnifying parties, it being understood, however, that the indemnifying party or parties shall not, in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the fees and expenses of more than one separate firm of attorneys (plus separate local counsel, if retained by the indemnified party or parties) at any time for all such indemnified parties. An indemnifying party shall not be liable for any settlement of any claim or action effected without its written consent; provided, however, that such consent was not unreasonably withheld. Notwithstanding the foregoing, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated in this Section 6, the indemnifying party agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 30 days after receipt by such indemnifying party of the aforesaid request and (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement, compromise or consent to the entry of judgment in any pending or threatened action, suit or proceeding in respect of which any indemnified party is or could have been a party and indemnity was or could have been sought hereunder by such indemnified party, unless such settlement, compromise or consent is for money damages only and includes (i) an unconditional release of such indemnified party from all liability on claims that are the subject matter of such action, suit or proceeding and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

                  Any losses, claims, damages, liabilities, expenses or actions for which an indemnified party is entitled to indemnification or contribution under this Section 6 or under Section 7 below shall be paid by the indemnifying party to the indemnified party as such losses, claims, damages, liabilities or expenses are incurred, but in all cases, no later than thirty (30) days of invoice to the indemnifying party.

                  The indemnity and contribution agreements contained in this
Section 6 and in Section 7 below and the representation and warranties of the Company and the Selling Shareholders set forth in this Agreement shall remain operative and in full force and effect, regardless of (i) any investigation made by or on behalf of any Underwriter or any director, officer or employee of or person controlling any Underwriter, the Company, its directors or officers or any persons controlling the Company or the Selling Shareholders, (ii) acceptance of any Shares and payment therefor hereunder, and (iii) any termination of this Agreement. A successor to any Underwriter, or to the Company or the Selling Shareholders, shall be entitled to the benefits of the indemnity, contribution and reimbursement agreements contained in this Section 6 and Section 7 below.

                  The parties to this Agreement hereby acknowledge that they are sophisticated business persons who were represented by counsel during the negotiations regarding the provisions hereof including, without limitation, the provisions of this Section 6 and Section 7 below and are fully informed regarding said provisions. They further acknowledge that the provisions of this
Section 6 and Section 7 below fairly allocate the risks in light of the ability of the parties to investigate the Company and the Selling Shareholders and its and their business in order to assure that adequate disclosure is made in the Registration Statement, the preliminary prospectus and Prospectus as required by the Act and the Exchange Act.

                  7. Contribution. In order to provide for contribution in circumstances in which the indemnification provided for in Section 6 hereof is for any reason held to be unavailable from any indemnifying party or is insufficient to hold harmless a party indemnified thereunder, the Company, the Selling Shareholders and the Underwriters shall severally contribute to the aggregate losses, claims, damages, liabilities and expenses of the nature contemplated by such indemnification provision (including any investigation, legal and other expenses incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claims asserted, but after deducting in the case of losses, claims, damages, liabilities and expenses suffered by the Company or the Selling Shareholders any contribution received by the Company or the Selling Shareholders from persons, other than the Underwriters, who may also be liable for contribution, including persons who control the Company within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act, officers of the Company who signed the Registration Statement and directors of the Company or the Selling Shareholders) as incurred to which the Company, the Selling Shareholders and one or more of the Underwriters may be subject, in such proportions as is appropriate to reflect the relative benefits received by the Company, the Selling Shareholders and the Underwriters from the offering of the Shares or, if such allocation is not permitted by applicable law or indemnification is not available as a result of the indemnifying party not having received notice as provided in Section 6 hereof, in such proportion as is appropriate to reflect not only the relative benefits referred to above but also the relative fault of the Company or the Selling Shareholders on the one hand and the Underwriters, severally, on the other in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative benefits received by the Company or the Selling Shareholders on the one hand and the Underwriters, severally, on the other shall be deemed to be in the same proportion as the total proceeds from the offering (net of underwriting discounts and commissions but before deducting expenses) received by the Company and the Selling Shareholders bears to the underwriting discounts and commissions received by the Underwriters, respectively. The relative fault of the Company or the Selling Shareholders on the one hand and of the Underwriters, severally, on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or one or more Selling Shareholders or the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company, the Selling Shareholders and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 7 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this Section 7, (i) in no case shall any Underwriter be liable or responsible for any amount in excess of the underwriting discounts and commissions applicable to the Shares purchased by such Underwriter hereunder, and (ii) no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. Further notwithstanding the provisions of this Section 7 and the preceding sentence, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Shares underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages that such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. For purposes of this Section 7, each director, officer, employee and agent of an Underwriter and each person, if any, who controls an Underwriter within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act shall have the same rights to contribution as such Underwriter, and each person, if any, who controls the Company within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act, each officer of the Company who shall have signed the Registration Statement and each director of the Company shall have the same rights to contribution as the Company and the Selling Shareholders, subject in each case to clauses (i) and (ii) of this Section 7. Any party entitled to contribution will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim for contribution may be made against another party or parties, notify each party or parties from whom contribution may be sought, but the omission to so notify such party or parties shall not relieve the party or parties from whom contribution may be sought from any obligation it or they may have under this Section 7 or otherwise. No party shall be liable for contribution with respect to any action or claim settled without its consent, provided that such consent was not unreasonably withheld.

                  The Underwriters' obligations in this Section 7 to contribute are several in proportion to their respective underwriting obligations and not joint. The remedies provided for in this Section 7 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any indemnified party at law or in equity.

                  8. Conditions to the Obligations of the Underwriters. The several obligations of the Underwriters to purchase and pay for the Firm Shares and the Option Shares, as provided herein, shall be subject to the accuracy of the representations and warranties on the part of the Company and the Selling Shareholders contained herein as of the date hereof, the Closing Date and any Additional Closing Date, to the absence from any certificates, opinions, written statements or letters furnished to you or to Underwriters' counsel pursuant to this Section 8 of any misstatement or omission, to the timely performance by the Company and the Selling Shareholders of its and their covenants and other obligations hereunder and to each of the following additional conditions:

                  (a) The Registration Statement shall have become effective not later than, if pricing pursuant to Rule 430A, 5:30 P.M., New York time on the date of this Agreement, and if pricing pursuant to a pricing amendment, 12:00 P.M., New York time on the date an amendment to the Registration Statement containing the public offering price has been filed with the Commission, or at such later time and date as shall have been consented to in writing by ING Barings LLC; if the Company shall have elected to rely upon Rule 430A or Rule 434 of the Regulations, the Prospectus shall have been filed with the Commission in a timely fashion in accordance with Section 4(a) hereof; and, at or prior to the Closing Date no stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereof shall have been issued and no proceedings for such purpose shall have been initiated or threatened by the Commission; no order suspending the qualification or registration of the Shares under the securities or Blue Sky laws of any jurisdiction shall be in effect and no proceeding for such purpose shall be pending before or threatened or contemplated by the authorities of any such jurisdiction; any request for additional information on the part of the staff of the Commission or any such authorities shall have been complied with to the satisfaction of the staff of the Commission or such authorities and to the satisfaction of counsel to the Underwriters; after the date hereof no amendment or supplement to the Registration Statement or the Prospectus shall have been filed unless a copy thereof was first submitted to you and you did not reasonably object thereto; and the NASD, upon review of the terms of the public offering of the Shares, shall not have raised any objection to the fairness or reasonableness of the underwriting terms and arrangements.

                  (b) The Company shall have furnished to you the opinion of Cooperman Levitt Winikoff Lester & Newman, PC, counsel for the Company, dated the Closing Date and the Additional Closing Date, if applicable, addressed to the Underwriters and in form and substance satisfactory to Clifford Chance Rogers & Wells LLP, Underwriters' counsel, to the effect that:

                  (i) Each of the Company and the Subsidiaries has been duly organized and is validly existing and in good standing under the laws of Delaware or Wisconsin, as the case may be, with full power and authority to own, lease and operate its properties and engage in the business in which it is engaged or proposes to engage as described in the Registration Statement, the preliminary prospectus and the Prospectus. Each of the Company and the Subsidiaries is duly registered and qualified to do business as a foreign corporation in good standing in each jurisdiction where the character or location of its properties (owned, leased or licensed) or the nature or conduct of its business requires such registration or qualification, except where the failure to so register or qualify, individually or in the aggregate, could not have a Material Adverse Effect on the Company and its subsidiaries taken as a whole. To such counsel's knowledge, except as set forth in the Registration Statement, the preliminary prospectus and the Prospectus, the Company does not own or control, directly or indirectly, any shares of stock or any other equity or long-term debt securities of any corporation or have an equity interest in any firm, partnership, association, joint venture or other entity, other than the Subsidiaries.

                  (ii) All the outstanding shares of capital stock of the Subsidiaries have been duly authorized and validly issued, are fully paid and nonassessable, are owned by the Company, free and clear of any Liens, shareholders' agreements, voting trusts or defects of title, and were not issued in violation of statutory or, to such counsel's best knowledge, other preemptive rights, co-sale rights, resale rights, rights of first refusal, or similar rights.

                  (iii) The Company's authorized equity capitalization is as set forth in the Registration Statement, the preliminary prospectus and the Prospectus; the Common Stock, the Firm Shares, the Option Shares and all others shares of capital stock of the Company conform to the description thereof contained in the Registration Statement, the preliminary prospectus and the Prospectus. The outstanding shares of capital stock of the Company have been duly authorized and validly issued and are fully paid and nonassessable. The Shares to be issued and sold to the Underwriters pursuant to the Underwriting Agreement have been duly authorized, and when issued and delivered to and paid for by the Underwriters pursuant to the Underwriting Agreement, will be validly issued and fully paid and nonassessable, and transferred to the Underwriters free and clear of any Liens and will not have been issued in violation of or subject to any statutory or, to such counsel's best knowledge, other preemptive rights, resale rights, co-sale rights, rights of first refusal, or similar rights. The certificates for the Shares are in valid and sufficient form. The holders of outstanding shares of capital stock of the Company are not entitled to statutory or, to such counsel's best knowledge, other preemptive rights, co-sale rights, rights of first refusal, resale rights or similar rights in respect of the Shares. Except as described in the Registration Statement, the preliminary prospectus and the Prospectus, to such counsel's best knowledge, there are no authorized or outstanding rights, warrants or options to acquire, or instruments convertible into or exercisable or exchangeable for, any share of capital stock or other equity interest or ownership interest in the Company or the Subsidiaries or any contract, commitment, agreement, understanding or arrangement of any kind relating to the issuance of any capital stock or other equity interest or ownership interest in the Company or the Subsidiaries or any such convertible or exercisable or exchangeable securities or instruments or any such rights, warrants or options. The description of the Company's stock option, stock bonus and other stock plans or arrangements, and the options or other rights granted thereunder, set forth in the Registration Statement, the preliminary prospectus and the Prospectus, accurately and fairly presents the information required to be shown with respect to such plans, arrangements, options and rights. No holder of securities of the Company has any rights to the registration of securities of the Company because of the filing of the Registration Statement or otherwise in connection with the sale of the Shares contemplated by the Underwriting Agreement.

                  (iv) To the best knowledge of such counsel, there is (A) no action, suit, proceeding or investigation before or by any court, arbitrator or governmental agency, body or official, domestic or foreign, pending, threatened or contemplated as to which the Company or the Subsidiaries will be a party or as to which the business, assets or property of the Company or the Subsidiaries is or will be, subject, (B) no statute, rule, regulation or order that has been enacted, adopted or issued by any governmental agency, body or official, and (C) no injunction, restraining order or order of any nature that has been issued by a federal or state court or foreign court of competent jurisdiction to which the Company or the Subsidiaries is or will be subject or affecting the business, assets or property of the Company or the Subsidiaries, in each case that is of a character required to be disclosed in the Registration Statement, the preliminary prospectus or the Prospectus which has not been properly disclosed therein or that might, in the case of clauses (A), (B) and (C), individually or in the aggregate, result in a Material Adverse Effect on the Company and its subsidiaries taken as a whole, or adversely affect the ability of the Company to perform its obligations under this Agreement or be otherwise important in the context of the sale of the Shares. To such counsel's best knowledge, there are no legal or administrative proceedings, actions, suits, investigations pending or threatened, or statutes, or franchises, Contracts, Permits or other documents concerning the Company or the Subsidiaries, of a character that would be required to be described in or filed as an exhibit to a registration statement on Form S-3 under the Act that are not described in the Registration Statement, the preliminary prospectus and the Prospectus or so filed as required. The statements in the Registration Statement, the preliminary prospectus and the Prospectus relating to pending litigation or actions taken by the courts or taken or requested by regulatory bodies fairly summarize, in all material respects, the matters referred to therein.

                  (v) The Registration Statement has become effective under the Act; all filings required by Rule 424(b) of the Regulations have been made in the manner and within the time period required by Rule 424(b). To the best knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or threatened. The Registration Statement, the preliminary prospectus and the Prospectus and each supplement thereto comply as to form in all material respects with the applicable requirements of the Act and the Regulations.

                  (vi) The Underwriting Agreement has been duly authorized, executed and delivered by the Company and is the legal, valid and binding agreement of the Company. The Company has full power and authority to enter into the Underwriting Agreement and to perform the transactions contemplated thereby.

                  (vii) The Company and the Subsidiaries have all requisite corporate power and authority, and all Permits that are material to the conduct of the business of the Company and the Subsidiaries as such business is conducted or as is proposed to be conducted as described in the Registration Statement, the preliminary prospectus or the Prospectus (and there is no proceeding pending or, to the best knowledge of such counsel, threatened, which may cause any such Permit to be withdrawn, canceled, suspended or not renewed). The Company's and the Subsidiaries' Contracts and Permits are legal, valid and binding and in full force and effect. To the best knowledge of such counsel,
         (a) the Company and the Subsidiaries are not in violation of, or in default under, and have fulfilled and performed all their obligations with respect to their Contracts and Permits, and (b) no event has occurred which allows or would allow revocation or termination of any such Contract or Permit or result in any material impairment of the rights of the holder of any such Contract or Permit.

                  (viii) The Company and the Subsidiaries are not (A) in violation of their respective certificates of incorporation, as amended, or bylaws, as amended or (B) to the best knowledge of such counsel, in breach of or default under (or an event has occurred that with notice or the lapse of time or both would constitute such a breach, violation or default) the performance or observance of any Contract or Permit or in violation of any law, order, rule, regulation or writ, injunction or decree of any court or governmental agency, body or authority, except in the case of this clause (B) for such breaches, defaults or violations that could not, individually or in the aggregate, have a Material Adverse Effect on the Company and its subsidiaries taken as a whole or adversely affect the ability of the Company to perform its obligations under the Underwriting Agreement or be otherwise important in the context of the sale of the Shares.

                  (ix) Neither the issuance, offer, sale or delivery of the Shares, the execution, delivery and performance by the Company of the Underwriting Agreement nor the compliance by the Company with all the provisions thereof nor the consummation of the transactions contemplated thereby, (A) conflicts with or will conflict with, or constitutes or will constitute a breach or violation of or a default (or an event that with notice or the lapse of time or both would constitute such a breach, violation or default) under, any of the terms or provisions of the certificate of incorporation or by-laws or other organizational or constitutive documents of the Company or the Subsidiaries, (B) conflicts with or will conflict with or constitutes or will constitute a breach or violation of, or a default (or an event that with notice or the lapse of time or both would constitute such a breach, violation or default) or the loss of any material benefit under, or the termination of, or will result in the creation or imposition of any Lien upon any property or assets of the Company or the Subsidiaries pursuant to, any Contract or Permit, nor (C) violates or conflicts with or will violate or conflict with any law, statute, rule or regulation applicable to the Company or the Subsidiaries or any judgment, decree or order known to such counsel and applicable to the Company or the Subsidiaries of any court or supervisory, regulatory, administrative or governmental agency, body or authority, or arbitrator having jurisdiction over the Company or the Subsidiaries or any of their property or assets, the default under or the breach or violation of which, in the case of clauses (B) and (C) above, individually or in the aggregate, could have a Material Adverse Effect on the Company and the Subsidiaries taken as a whole or adversely affect the ability of the Company to perform its obligations under the Underwriting Agreement or be otherwise important in the context of the sale of the Shares.

                  (x) To the best knowledge of such counsel, (A) the Company and the Subsidiaries have conducted and are conducting their businesses in compliance in all material respects with all applicable laws, rules or regulations and all decisions, directives and orders to which the Company and its subsidiaries is a party or by which, to such counsel's knowledge, any of them or their property is bound or affected, the failure to comply with, individually or in the aggregate, could have a Material Adverse Effect on the Company and the Subsidiaries taken as a whole or adversely affect the ability of the Company to perform its obligations under the Underwriting Agreement or be otherwise important in the context of the sale of the Shares, and (B) are not subject to any directive or order from any agency, body, authority, court or arbitrator or competent jurisdiction to make any material change in the method of conducting their businesses.

                  (xi) The descriptions in the Registration Statement, the preliminary prospectus and the Prospectus which purport to summarize the provisions of statutes, regulations, Contracts and other documents are accurate summaries in all material respects and such descriptions fully and fairly present the information shown. To the best knowledge of such counsel, there is no law, statute, regulation, Contract or other document applicable to the Company or the Subsidiaries of a character required to be described in the Registration Statement, the preliminary prospectus or the Prospectus or required to be filed as an exhibit to the Registration Statement which is not described or filed as required. The descriptions in the Registration Statement, the preliminary prospectus and the Prospectus that concern matters of law or legal conclusions that have been prepared or reviewed by such counsel are accurate and fairly summarize the matters therein described.

                  (xii) Except as otherwise set forth in the Registration Statement, the preliminary prospectus and the Prospectus, the Company and the Subsidiaries own or possess adequate licenses or other rights to use the Intellectual Property necessary to the conduct of their business as currently conducted and as proposed to be conducted as described in the Registration Statement, the preliminary prospectus and the Prospectus. Such counsel is not aware of any claim to the contrary with respect to any Intellectual Property which could, individually or in the aggregate, have a Material Adverse Effect on the Company and its subsidiaries taken as a whole.

                  (xiii) To the best of such counsel's knowledge, the Company and the Subsidiaries have filed on a timely basis with the appropriate taxing authorities (or have received an extension for filing with respect to) all necessary federal, state and foreign income and franchise tax returns, reports and other information required to be filed by it. Each such tax return, report or other information was, when filed, accurate and complete. Except as described in the Registration Statement, the preliminary prospectus and the Prospectus, each of the Company and the Subsidiaries has duly paid, or has made adequate charges, accruals and reserves in the financial statements for, all such taxes required to be paid by it and any other assessment, fine or penalty levied against it, for all periods as to which the tax liability of the Company or the Subsidiaries has not been finally determined. No tax deficiency has been, or such to such counsel's best knowledge, may be asserted or contemplated against the Company or the Subsidiaries.

                  (xiv) To the best of such counsel's knowledge, the Company and the Subsidiaries (A) are in compliance with all applicable Environmental Laws, (B) have received all Permits required of them under applicable Environmental Laws to conduct their business as currently conducted, and (C) are in compliance with all terms and conditions of any such Permit, except where such noncompliance with Environmental Laws, or the failure to receive required Permits, could not, individually or in the aggregate, have a Material Adverse Effect on the Company and its subsidiaries taken as a whole. To the best of such counsel's knowledge, no action, proceeding, revocation proceeding, writ, injunction or claim is pending or threatened relating to the Environmental Laws or to the Company's or the Subsidiaries' activities involving Hazardous Materials. To the best of such counsel's knowledge, neither the Company nor any of the Subsidiaries has engaged in the generation, use, manufacture, transportation or storage of any Hazardous Materials on any of the Company's or any of the Subsidiaries' properties or former properties, except where such use, manufacture, transportation or storage is in compliance with Environmental Laws, or to the extent such activity would not, individually or in the aggregate, have a Material Adverse Effect on the Company and its subsidiaries taken as a whole. To the best of such counsel's knowledge, no Hazardous Materials have been treated or disposed of on any of the Company's or any of the Subsidiaries' properties or on properties formerly owned or leased by the Company or the Subsidiaries during the time of such ownership or lease, except in compliance with Environmental Laws, or those that could not, individually or in the aggregate, have a Material Adverse Effect on the Company and its subsidiaries taken as a whole.

                  (xv) To the best of such counsel's knowledge, no payments or inducements were made or given, directly or indirectly, to any federal or local official or candidate for any federal or state office in the United States or foreign office by the Company or by any Subsidiaries, by any of their officers, directors, employees or agents or by any other person in connection with any opportunity, Contract, Permit, certificate, consent, order, approval, waiver or other authorization relating to the business of the Company or the Subsidiaries, except for such payments or inducements as were lawful under applicable written laws, rules and regulations. Neither the Company nor any of the Subsidiaries, nor any director, officer, agent, employee or other person associated with or acting on behalf of the Company or the Subsidiaries, (A) has used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity; (B) made any direct or indirect unlawful payment to any government official or employee from corporate funds; (C) violated or is in violation of any provision of the Foreign Corrupt Practices Act of 1977; or (D) made any bribe, unlawful rebate, payoff, influence payment, kickback or other unlawful payment in connection with the business of the Company or the Subsidiaries.

                  (xvi) To the best of such counsel's knowledge, neither of the Company nor any of the Subsidiaries or any of its or their officers, directors or affiliates (as defined in Regulation D) has taken, directly or indirectly, any action designed to cause or to result in or that has constituted, or might reasonably be expected to cause or result in or constitute, under the Exchange Act, or otherwise, the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities.

                  (xvii) The Company is not now, and as a result of the offer and sale of the Shares in the manner contemplated in the Underwriting Agreement, the Registration Statement, the preliminary prospectus and the Prospectus and the application of the net proceeds of such sale as described in the Registration Statement, the preliminary prospectus and the Prospectus, will not be, an "investment company" or an "affiliated person" of, or "promoter" or "principal underwriter" for, an "investment company" within the meaning of the Investment Company Act, without taking account of any exemption arising out of the number or type of holders of the Company's securities.

                  (xviii) No consent, approval, authorization, filing, qualification, Permit or order of any court or supervisory, regulatory, administrative or governmental agency, body or authority, arbitrator or others (including securityholders) is required for the Company's execution, delivery and performance of the Underwriting Agreement, the issuance, sale or delivery of the Shares thereunder or the consummation of any other of the transactions contemplated in the Underwriting Agreement or the fulfillment of the terms thereof, except such as have been obtained under the Act and the Exchange Act and such as may be required under the blue sky laws of any jurisdiction in connection with the purchase and distribution of the Shares by the Underwriters and such other approvals (specified in such opinion) as have been obtained and which are in full force and effect.

                  (xix) The Shares to be sold under the Underwriting Agreement to the Underwriters are designated for inclusion on the National Association of Securities Dealers Automated Quotation National Market System, subject only to official notice of issuance.

                  (xx) Any securities of the Company issued or sold within the period of one year prior to the date of the Underwriting Agreement were issued and sold in compliance with the registration requirements of the Act and the Regulations. To the best of such counsel's knowledge, neither the Company, the Subsidiaries nor any of its or their affiliates (as defined in Regulation D), nor any person acting on its or their behalf has, directly or indirectly, made offers or sales of any security or solicited offers to buy, or otherwise negotiated in respect of, any "security", as defined in the Act, under circumstances that would require the registration of such securities under the Act.

                  (xxi) Except as otherwise set forth in the Registration Statement, the preliminary prospectus and the Prospectus, there are no holders of securities of the Company which by reason of the consummation of the transactions contemplated by the Underwriting Agreement have the right to request or demand that the Company register any of its securities under the Act.

         In addition, such opinion shall also contain a statement that such counsel has participated in conferences with officers and representatives of the Company, representatives of the independent public accountants for the Company and the Underwriters at which the contents of the Prospectus and related matters were discussed and no facts have come to the attention of such counsel which would lead such counsel to believe that either the Registration Statement at the time it became effective (including all information deemed to be part of the Registration Statement at the time of effectiveness pursuant to Rule 430A, Rule 462 or Rule 434, if applicable), or any amendment thereof made prior to the Closing Date as of the date of such amendment, contained an untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus as of its date (or any amendment thereof or supplement thereto made prior to the Closing Date as of the date of such amendment or supplement) and as of the Closing Date contained or contains an untrue statement of a material fact or omitted or omits to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading (it being understood that such counsel need express no belief or opinion with respect to the financial statements and schedules and other financial data included therein).

         In rendering such opinion, such counsel may rely (A) as to matters involving the application of laws of any jurisdiction other than the States of New York and Delaware, or the United States, to the extent they deem proper and specified in such opinion, upon the opinion of other counsel of good standing whom they believe to be reliable and who are satisfactory to counsel for the Underwriters and (B) as to matters of fact, to the extent they deem proper, on certificates of responsible officers of the Company and certificates or other written statements of officers of departments of various jurisdictions having custody of documents respecting the corporate existence or good standing of the Company and the Subsidiaries, provided that copies of any such statements or certificates shall be delivered to Underwriters' counsel. The opinion of such counsel for the Company shall state that they are so relying, that they have no knowledge of any material misstatement or inaccuracy in any such opinion or certificate, that the opinion of any such other counsel is in form satisfactory to such counsel and, in their opinion, you and they are justified in relying thereon.

                  (c) The Company shall have furnished to the Underwriters the
opinion of [        ], counsel for [the Agent and] the Selling Shareholders,
dated the Closing Date (and the Additional Closing Date, if applicable), as to the matters set forth in Exhibit C hereto, and in form and substance satisfactory to Clifford Chance Rogers & Wells LLP, counsel to the Underwriters.

                  (d) The Company shall have furnished to the Underwriters the
opinion of [        ], Intellectual Property counsel for the Company, dated the
Closing Date (and the Additional Closing Date, if applicable), in form and substance satisfactory to Clifford Chance Rogers & Wells LLP, counsel to the Underwriters.

                  (e) All corporate proceedings and other legal matters in connection with this Agreement, the form of Registration Statement, preliminary prospectus or Prospectus, and the registration, authorization, issue, sale and delivery of the Shares as herein contemplated shall be satisfactory in form and substance to you and to Underwriters' counsel. The Underwriters shall have received from Clifford Chance Rogers & Wells LLP, Underwriters' counsel, a favorable opinion, dated the Closing Date (and the Additional Closing Date, if applicable), with respect to the issuance and sale of the Shares, the Registration Statement, the Prospectus and other related matters as you may reasonably require, and the Company, the Selling Shareholders and the Subsidiaries shall have furnished to Underwriters' counsel such documents as they request for the purpose of enabling them to pass upon the matters referred to in this Section.

                  (f) At the Closing Date (and the Additional Closing Date, if applicable) you shall have received a certificate of the Chief Executive Officer and Chief Financial Officer of the Company, dated the Closing Date (and the Additional Closing Date, if applicable), to the effect that (i) the condition set forth in subsection (a) of this Section 8 has been satisfied, (ii) as of the date hereof and as of the Closing Date (and the Additional Closing Date, if applicable) all the representations and warranties of the Company set forth in this Agreement are accurate with the same force and effect as if made on each of such dates, (iii) as of the Closing Date (and the Additional Closing Date, if applicable) the agreements and obligations of the Company to be performed hereunder on or prior thereto have been duly performed, (iv) when the Registration Statement became effective and at all times subsequent thereto up to the delivery of such certificate, the Registration Statement and the Prospectus, and any amendments or supplements thereto, contained the information required to be included therein by the Act and the applicable rules and regulations of the Commission thereunder, and conformed to the requirements of the Act and the applicable rules and regulations of the Commission thereunder; the Registration Statement and the Prospectus, and any amendments or supplements thereto, did not and does not include any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and since the effective date of the Registration Statement, there has occurred no event required to be set forth in an amended or supplemented Prospectus which has not been so set forth; and (v) subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus, the Company and the Subsidiaries have not sustained any material loss or interference with their respective business or properties from fire, flood, hurricane, accident or other calamity, whether or not covered by insurance, or from any labor dispute or any legal or governmental proceeding, and there has not been any material adverse change, or any development involving a prospective material adverse change, in the business, management, properties, operations, prospects, condition (financial or otherwise), or results of operations of the Company and the Subsidiaries taken as a whole, or any transaction that is material to the Company and its subsidiaries taken as a whole, except transactions entered into in the ordinary course of business, or any obligation, direct or contingent, that is material to the Company and its subsidiaries, taken as a whole, incurred by the Company or its subsidiaries, except obligations incurred in the ordinary course of business, or any change in the capital stock or outstanding indebtedness of the Company or any of its subsidiaries that is material to the Company and its subsidiaries, taken as a whole, or any dividend or distribution of any kind declared, paid or made on the capital stock of the Company or any of its subsidiaries. [NOTE: A PARALLEL PROVISION IN RE A SIMILAR CERTIFICATE FROM THE SELLING SHAREHOLDERS SHALL BE ADDED IF NECESSARY.]

                  (g) At the time this Agreement is executed and at the Closing Date (and the Additional Closing Date, if applicable), Delloite & Touche LLP shall have furnished to you a letter or letters, dated respectively as of the time this Agreement is executed and as of the Closing Date (and the Additional Closing Date, if applicable), addressed to you and based upon the procedures described in such letter, but carried out to a date not more than five (5) days prior to the Closing Date or the Additional Closing Date, as the case may be, and otherwise in form and substance satisfactory to you, confirming that they are independent public accountants with respect to the Company within the meaning of the Act and Regulation S-X, stating that the answer to item 10 of the Registration Statement is correct as it relates to them and that:

                  (i) in their opinion the audited consolidated financial statements, the audited consolidated financial statement schedules and the audited financial statements of the

         Company included in the Registration Statement and the Prospectus and reported on by them comply in form in all material respects with the applicable accounting requirements of the Act and the related published rules and regulations;

                  (ii) on the basis of a reading of the latest unaudited financial statements made available by the Company and the Subsidiaries; carrying out certain specified procedures (but not an examination in accordance with generally accepted auditing standards) which would not necessarily reveal matters of significance with respect to the comments set forth in such letter; a reading of the minutes of the meetings of the Shareholders and the board of directors of the Company and the Subsidiaries; and inquiries of certain officials of the Company and the Subsidiaries who have responsibility for financial and accounting matters of the Company and the Subsidiaries as to transactions and events subsequent to September 30, 1999, nothing came to their attention which caused them to believe that:

                       (1) any unaudited financial statements included in the
                  Registration Statement and the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the Act and with the published rules and regulations of the Commission with respect to registration statements on Form S-3; and said unaudited financial statements are not in conformity with generally accepted accounting principles applied on a basis substantially consistent with that of the audited financial statements included in the Registration Statement and the Prospectus;

                       (2) with respect to the period subsequent to September
                  30, 1999 there were any changes, at a specified date not more than five days prior to the date of the letter, in the long-term debt of the Company and its Subsidiaries or capital stock of the Company or decreases in the Shareholders' equity of the Company, as compared with the amounts shown on the September 30, 1999 consolidated balance sheet included in the Registration Statement and the Prospectus or the period from
                                , 19   to such specified date there were any
                  decreases, as compared with    in [net revenues or income
                  before income taxes or in total or per share amounts of net income of the Company and its subsidiaries], except in all instances for changes or decreases set forth in such letter, in which case the letter shall be accompanied by an explanation by the Company as to the significance thereof unless said explanation is not deemed necessary by ING Barings LLC;

                       (3) the information included in the Registration
                  Statement and Prospectus in response to Regulation S-K, Item 301 (Selected Financial Data), Item 302 (Supplementary Financial Information), Item 402 (Executive Compensation) and
                  Item 503(d) (Ratio of Earnings to Fixed Charges) is not in conformity with the applicable disclosure requirements of Regulation S-K;

                       (4) for the period from [date], to [date], there were, as
                  compared to the corresponding period in the preceding year, any decrease in consolidated net revenues or increase in
                  excess of [       ]in the total amount of loss from continuing
                  operations and total net loss in excess of [        ], except
                  in all
                  instances for changes, increases, or decreases that the Registration Statement and the Prospectus discloses have occurred or may occur.

                  (iii) they have performed the procedures specified by the American Institute of Certified Public Accountants for a review of Interim financial information as described in Statement of Auditing Standards No. 71 ("SAS 71"), Interim Financial Information, on the unaudited financial statements included in the Registration Statement and the Prospectus and are providing their report as described in SAS 71 on such financial statements;

                  (iv) they have performed certain other specified procedures as a result of which they determined that certain information of an accounting, financial or statistical nature (which is limited to accounting, financial or statistical information derived from the general accounting records of the Company and the Subsidiaries) set forth in the Registration Statement and the Prospectus, which have been specified by you prior to the date of such letter, agrees with the accounting records of the Company and its subsidiaries, excluding any questions of legal interpretation.

                  (v) they have performed an SSAE 8 examination of the "Management's Discussion and Analysis of Financial Condition and Results of Operations" contained in the Registration Statement and the Prospectus and have determined that:

                       (1) the presentation includes, in all material respects,
                  the required elements of the applicable rules and regulations under the Act;

                       (2) the historical financial amounts have been accurately
                  derived in all material respects from the Company's audited financial statements; and

                       (3) the underlying information, determinations, estimates
                  and assumptions of the Company provide a reasonable basis for the disclosures contained therein.

         In addition, ING Barings LLC shall have received from Delloite & Touche LLP a letter addressed to the Company and made available to you for the use of the Underwriters stating that their review of the Company's system of internal accounting controls, to the extent they deemed necessary in establishing the scope of their examination of the Company's consolidated financial statements as of September 30, 1999, did not disclose any weaknesses in internal controls that they considered to be substantial or material weaknesses.

         In the event that the letters to be delivered referred to above set forth note any changes, decreases or increases in the financial information included in the Registration Statement and the Prospectus, it shall be a further condition to the obligations of the Underwriters hereunder that ING Barings LLC shall have determined in its sole judgment, that such changes, decreases or increases as are set forth in such letters do not reflect a material adverse change in the Shareholders' equity or long-term debt of the Company as compared with the amounts shown in the latest balance sheet of the Company included in the Prospectus, or a material adverse change in total net revenues or net income of the Company, in each case as compared with the corresponding period of the prior year.

                  (h) Subsequent to the date this Agreement is executed or, if earlier, the dates as of which information is given in the Registration Statement (exclusive of any amendment thereof) and the Prospectus (exclusive of any supplement thereto), there shall not have been (i) any change or decrease specified in the letter or letters referred to in paragraph (f) of this Section 8 or (ii) any change, or any development involving a prospective change, in or affecting the condition (financial or other), earnings, business or properties of the Company and the Subsidiaries, whether or not arising in the ordinary course of business, the effect of which, in any case referred to in clause (i) or (ii) above, is, in ING Barings LLC's sole judgment, material and adverse and that makes it impracticable or inadvisable to proceed with the offering or delivery of the Shares as contemplated by the Registration Statement (exclusive of any amendment thereof) and the Prospectus (exclusive of any supplement thereto).

                  (i) Since the respective dates as of which information is given in the Registration Statement and the Prospectus, (i) there shall not have been a material adverse change, or any development involving a prospective material adverse change, in the general affairs, business, prospects, properties, management, key personnel, condition (financial or other) or results of operations of the Company and the Subsidiaries, whether or not arising from transactions in the ordinary course of business, in each case other than as set forth in the Registration Statement and the Prospectus (or, in the case of a prospective change, other than as contemplated by the Registration Statement and the Prospectus), and (ii) the Company shall not have sustained any material loss or interference with its business or properties from fire, explosion, flood, hurricane or other casualty or calamity, whether or not covered by insurance, or from any labor dispute or any court or legislative or other governmental action, order or decree, which is not set forth in the Registration Statement and the Prospectus, if in your judgment any such development makes it impracticable or inadvisable to consummate the sale and delivery of the Shares at the public offering price.

                  (j) Since the respective dates as of which information is given in the Registration Statement and the Prospectus, there shall have been no litigation or other proceeding instituted against the Company or any of its officers or directors in their capacities as such, before or by any federal, state, or local court, commission, regulatory body, administrative agency or other governmental body, domestic or foreign, in which litigation or proceeding an unfavorable ruling, decision or finding could have a Material Adverse Effect on the Company and its subsidiaries taken as a whole.

                  (k) At the time of execution of this Agreement, the Company shall have furnished to you a letter addressed to you from each officer and director of the Company and each shareholder or other person heretofore designated by you, in which each such person agrees not to (1) offer for sale, contract to sell, sell, pledge or otherwise dispose of (or enter into any transaction or device which is designed to, or could be expected to, result in the disposition by any person at any time in the future of) any shares of Common Stock or securities convertible into, exercisable or exchangeable for, or represent the right to receive, Common Stock or sell or grant options, rights or warrants with respect to any shares of Common Stock or register for sale any outstanding shares of Common Stock; or (2) enter into any swap or other derivatives transaction that transfers to another, in whole or in part, any of the economic benefits or risks of ownership of such shares of Common Stock or securities, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Common Stock or other securities, in cash or otherwise for a period of 180 days following the time of execution of this Agreement without your prior written consent, other than shares of Common Stock disposed of as gifts or transfers to immediate family members or trusts or partnerships, the beneficiaries and sole partners of which are immediate family members, provided that the donee or transferee agrees in writing to be bound in the same manner.

                  (l) The Shares shall be qualified for sale in such jurisdictions as you shall have requested, each such qualification shall be in effect and not subject to any stop order or other proceeding on the Closing Date and the Additional Closing Date, if applicable.

                  (m) The Shares shall have been authorized for quotation on the Nasdaq National Market, subject to official notice of issuance.

                  (n) You shall not have advised the Company or the Selling Shareholders that the Registration Statement, the preliminary prospectus or the Prospectus, or any amendment or any supplement thereto, contains an untrue statement of fact which, in your judgment, is material, or omits to state a fact which, in your judgment, is material and is required to be stated therein or necessary to make the statements therein not misleading and the Company and the Selling Shareholders shall not have cured such untrue statement of fact or omission of such statement of fact.

                  (o) The Company and the Selling Shareholders shall have furnished to you such certificates, in addition to those specifically mentioned herein, as you may have requested as to the accuracy and completeness at the Closing Date and the Additional Closing Date, if applicable, of any statement in the Registration Statement, the preliminary prospectus or the Prospectus, as to the accuracy at the Closing Date and the Additional Closing Date, if applicable, of the representations, warranties and covenants of the Company and the Selling Shareholders herein, as to the performance by the Company and the Selling Shareholders of its and their obligations hereunder, or as to the fulfillment of the conditions concurrent and precedent to your obligations hereunder.

                  (p) Prior to the Closing Date and the Additional Closing Date, if applicable, the Company and the Selling Shareholders shall have furnished to the Underwriters such further information and documents as you may reasonably request.

                  (q) There shall not have occurred any downgrading, nor shall any notice have been given of any intended or potential downgrading or of any review for a possible change that does not indicate the direction of the possible change, in the rating accorded any of the Company's securities by any "nationally recognized statistical rating organization," as such term is defined for purposes of Rule 436(g)(2) under the Act.

                  (r) The Lock-up Agreements shall have been duly and validly executed and delivered to the Underwriters.

                  If any of the conditions specified in this Section shall not have been fulfilled in all respects when and as required to be satisfied, or if any of the opinions and certificates mentioned above or elsewhere in this Agreement shall not be satisfactory in form and substance to you and counsel for the Underwriters, this Agreement and all obligations of the Underwriters hereunder may be terminated at, or at any time on or prior to, the Closing Date (and Additional

Closing Date, if applicable) by ING Barings LLC. Notice of such termination shall be given to the Company and the Selling Shareholders promptly in writing or by telephone confirmed in writing.

                  9. Default by an Underwriter.

                  (a) If any Underwriter or Underwriters shall default in its or their obligations to purchase Firm Shares or Option Shares hereunder, and if the Firm Shares or Option Shares with respect to which such default relates do not (after giving effect to arrangements, if any, made by you pursuant to subsection
(b) below) exceed in the aggregate 10% of the number of Firm Shares or Option Shares, the Shares to which the default relates shall be purchased by the non-defaulting Underwriters in proportion to the respective proportions which the numbers of Firm Shares set forth opposite their respective names in Schedule II hereto bear to the aggregate number of Firm Shares set forth opposite the names of the non-defaulting Underwriters.

                  (b) In the event that such default relates to more than 10% of the Firm Shares or Option Shares, as the case may be, you may in your discretion arrange for yourself or for another party or parties (including any non-defaulting Underwriter or Underwriters who so agree) to purchase such Firm Shares or Option Shares, as the case may be, to which such default relates on the terms contained herein. In the event that within 5 calendar days after such a default you do not arrange for the purchase of the Firm Shares or Option Shares, as the case may be, to which such default relates as provided in this
Section 9, this Agreement or, in the case of a default with respect to the Option Shares, the obligations of the Underwriters to purchase and of the Company to sell the Option Shares shall thereupon terminate, without liability on the part of the Company with respect thereto (except in each case as provided in Section 5, 6(a) and 7 hereof) or the Underwriters, but nothing in this Agreement shall relieve a defaulting Underwriter or Underwriters of its or their liability, if any, to the other Underwriters and the Company for damages occasioned by its or their default hereunder.

                  (c) In the event that the Firm Shares or Option Shares to which the default relates are to be purchased by the non-defaulting Underwriters, or are to be purchased by another party or parties as aforesaid, you or the Company shall have the right to postpone the Closing Date or Additional Closing Date, as the case may be, for a period not exceeding five business days, in order to effect whatever changes may thereby be made necessary in the Registration Statement or the Prospectus or in any other documents and arrangements, and the Company agrees to file promptly any amendment or supplement to the Registration Statement or the Prospectus which, in the opinion of Underwriters' counsel, may thereby be made necessary or advisable. The term "Underwriter" as used in this Agreement shall include any party substituted under this Section 9 with like effect as if it had originally been a party to this Agreement with respect to such Firm Shares and Option Shares.

                  10. Survival of Representations and Agreements. All representations and warranties, covenants and agreements of the Underwriters, the Company and the Selling Shareholders contained in this Agreement, including the agreements contained in Section 4 and Section 5, the indemnity agreements contained in Section 6 and the contribution agreements contained in Section 7, shall remain operative and in full force and effect regardless of any investigation made by or on behalf of any Underwriter or any controlling person thereof or by or on behalf of the Company, any of its officers and directors or any controlling person thereof and the Selling Shareholders, and shall survive delivery of and payment for the Shares to and by the Underwriters. The representations contained in Section 1 and the agreements contained in Sections 5, 6, 7 and 11(d) hereof also shall survive the termination of this Agreement, including termination pursuant to
Section 9 or 11 hereof.

                  11. Effective Date of Agreement; Termination.

                  (a) This Agreement shall become effective, upon the later of when (i) you and the Company shall have received notification of the effectiveness of the Registration Statement or (ii) the execution of this Agreement. If either the initial public offering price or the purchase price per Share has not been agreed upon prior to 5:00 P.M., New York time, on the fifth full business day after the Registration Statement shall have become effective, this Agreement shall thereupon terminate without liability to the Company, the Selling Shareholders or the Underwriters except as herein expressly provided. Until this Agreement becomes effective as aforesaid, it may be terminated by the Company by notifying you or by you notifying the Company. Notwithstanding the foregoing, the provisions of this Section 11 and of Sections 1, 5, 6 and 7 hereof shall at all times be in full force and effect.

                  (b) ING Barings LLC shall have the right to terminate this Agreement at any time on or prior to the Closing Date, or the obligations of the Underwriters to purchase the Option Shares at any time on or prior to the Additional Closing Date, as the case may be (but in any event prior to delivery of and payment for the Shares), if (A) any domestic or international event or act or occurrence has materially disrupted, or in your opinion will in the immediate future materially disrupt, the market for the Company's securities or securities in general; or (B) trading on the Nasdaq National Market shall have been suspended, or limited, minimum or maximum prices for trading shall have been fixed, or maximum ranges for prices for securities shall have been required, on the Nasdaq National Market or by order of the Commission or any other governmental authority having jurisdiction; or (C) if a banking moratorium has been declared by a state or federal authority or if any new restriction materially adversely affecting the distribution of the Firm Shares or the Option Shares, as the case may be, shall have become effective; or (D)(i) there shall have occurred any outbreak or escalation of hostilities or there is an outbreak or escalation of national or international hostilities or there is a declaration by the United States of a national emergency or war or (ii) if there has been any crisis or calamity or any change or development in United States' or international political, financial or economic conditions, if the effect of any such event in (D)(i) or (D)(ii), in the sole judgment of ING Barings LLC makes it impracticable or inadvisable to proceed with the offering, sale and delivery of the Firm Shares or the Option Shares, as the case may be, on the terms contemplated by the Prospectus (exclusive of any supplement thereto) or to enforce contracts for the sale of securities; or (E) in the sole judgment of ING Barings LLC there shall have occurred any Material Adverse Effect on the Company and its subsidiaries taken as a whole or (F) the Company shall have sustained a loss by strike, fire, flood, earthquake, accident or other calamity of such character as in the sole judgment of ING Barings LLC may interfere materially with the conduct of the business and operations of the Company regardless of whether or not such loss shall have been insured. Any termination pursuant to this Section shall be without liability on the part of (a) the Company and the Selling Shareholders to any Underwriter, except that the Company and the Selling Shareholders shall be obligated to reimburse the expenses of ING Barings LLC and the underwriters pursuant to Sections 5, 6 and 7 hereof, (b) any Underwriter to the Company and the

Selling Shareholders or (c) of any party hereto to any other party except that the provisions of Sections 5, 6 and 7 shall at all times be effective and shall survive such termination.

                  (c) Any notice of termination pursuant to this Section 11 shall be by telephone or facsimile and confirmed in writing by letter.

                  (d) If this Agreement shall be terminated pursuant to any of the provisions hereof (otherwise than pursuant to (i) notification by you as provided in Section 11(a) hereof or (ii) Section 9(b) or 11(b) hereof), or if the sale of the Shares provided for herein is not consummated because any condition to the obligations of the Underwriters set forth herein is not satisfied or because of any refusal, inability or failure on the part of the Company or the Selling Shareholders to perform any agreement herein or comply with any provision hereof, the Company or the Selling Shareholders will, subject to demand by you, reimburse the Underwriters for all out-of-pocket expenses (including the fees and expenses of their counsel), incurred by the Underwriters in connection herewith.

                  12. Notices. Any notice or notification in any form to be given hereunder shall be in writing and shall be delivered in person or sent by telephone or facsimile transmission (but in the case of a notification by telephone, with subsequent confirmation by letter or facsimile transmission).

                  Any notice or notification to you shall be addressed to:

                           ING Barings LLC
                           55 East 52nd Street
                           New York, New York  10055
                           Attention: Linda Chow

                  with a copy to:

                           Clifford Chance Rogers & Wells LLP
                           200 Park Avenue
                           New York, New York  10106
                           Attention: Jay L. Bernstein

                  Any notice or notification to the Company shall be addressed to the Company at:

                           Robotic Vision Systems, Inc.
                           5 Shawmut Road
                           Canton, MA  02021
                           Attention:  Pat V. Costa

                  and any notice or notification to the Selling Shareholders shall be addressed to the Agent at:

                           [Agent]
                           [address]
                           [city, state, zip]
                           Attention:  [name]

                  in either case, with a copy to:

                           Cooperman Levitt Winikoff Lester & Newman, P.C. 800 Third Avenue
                           New York, New York  10022
                           Attention:  Ira Roxland

                  Any notice or notification shall (subject to confirmation when required) take effect at the time of receipt.

                  13. Parties. This Agreement shall insure solely to the benefit of, and shall be binding upon, the Underwriters, the Company and the Selling Shareholders and the controlling persons, directors, officers, employees and agents referred to in Section 6 and 7, and their respective successors and assigns, and no other person shall have or be construed to have any legal or equitable right, remedy or claim under or in respect of or by virtue of this Agreement or any provision herein contained. The term "successors and assigns" shall not include a purchaser, in its capacity as such, of Shares from any of the Underwriters. Notwithstanding the foregoing, this Agreement and the terms and provisions hereof are, unless otherwise specified herein, for the sole benefit of only those persons, except that (a) the representations, warranties, indemnities and agreements of the Company and the Selling Shareholder contained in this Agreement shall also be deemed to be for the benefit of each Purchaser Indemnified Party and (b) the indemnity agreement of the Underwriters contained in Section 6 hereof shall be deemed to be for the benefit of each Company Indemnified Party.

                  14. Consent to Jurisdiction. Any legal suit, action or proceeding arising out of or based upon this Agreement or the transactions contemplated hereby ("Related Proceedings") may be instituted in the federal courts of the United States of America located in the City and County of New York or the courts of the State of New York in each case located in the City and County of New York (collectively, the "Specified Courts"), and each party irrevocably submits to the exclusive jurisdiction (except for proceedings instituted in regard to the enforcement of a judgment of any such court (a "Related Judgment"), as to which such jurisdiction is non-exclusive) of such courts in any such suit, action or proceeding. Service of any process, summons, notice or document by mail to such party's address set forth above shall be effective service of process for any suit, action or other proceeding brought in any such court. The parties irrevocably and unconditionally waive any objection to the laying of venue of any suit, action or other proceeding in the Specified Courts and irrevocably and unconditionally waive and agree not to plead or claim in any such court that any such suit, action or other proceeding brought in any such court has been brought in an inconvenient forum. Each party not located in the United States irrevocably appoints CT Corporation System, which currently maintains an office at 111 Eighth Avenue, 13th Floor, New York, New York 10011, United States of America, as its agent to receive service of process or other legal summons for purposes of any such suit, action or proceeding that may be instituted in any state or federal court in the City and County of New York.

                  With respect to any Related Proceeding, each party irrevocably waives, to the fullest extent permitted by applicable law, all immunity (whether on the basis of sovereignty or otherwise) from jurisdiction, service of process, attachment (both before and after judgment) and execution to which it might otherwise be entitled in the Specified Courts or any other court of competent jurisdiction, and will not raise or claim or cause to be pleaded any such immunity at or in respect of any such Related Proceeding or Related Judgment, including, without limitation, any immunity pursuant to the United States Foreign Sovereign Immunities Act of 1976, as amended.

                  15. Miscellaneous. This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York applicable to contracts made and to be performed within the State of New York. This Agreement may be executed in one or more counterparts, and if executed in more than one counterpart, the executed counterparts shall together constitute a single instrument. The descriptive headings in this Agreement are for convenience of reference only and shall not define or limit the provisions hereof.

                  Time shall be of the essence of this Agreement.

                  This Agreement constitutes the entire agreement of the parties to this Agreement and supersedes all prior written or oral and all contemporaneous oral agreements, understandings and negotiations with respect to the subject matter hereof.

                  If any provision or portion of any provision of the Agreement, or the application of any such provision or any portion thereof to any party or circumstances, shall be held invalid or unenforceable, the remaining portion of such provision and the remaining portion of such provision and the remaining provisions of this agreement, and the application of such provision or portion of such provision as is held invalid or unenforceable to any parties or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby and such remaining portion of such provision and the remaining provisions of this Agreement shall continue to be valid and in full force and effect.

                  If the foregoing is in accordance with the Underwriters' understanding of our agreement, kindly sign and return to us one of the counterparts hereof, whereupon it will become a binding agreement between the Company, the Selling Shareholders and the Underwriters in accordance with its terms.

                  This Agreement may be signed in counterparts which together shall constitute one and the same instrument.


                                             Very truly yours,

                                             By:
                                                 ------------------------------------
                                                 Name:
                                                 Title:

The foregoing Underwriting Agreement is      The foregoing Underwriting Agreement is
hereby confirmed and accepted as of the      hereby confirmed and accepted as of the
date first above written.                    date first above written.

ING Barings LLC                              [Agent]



By:                                          By:
    ------------------------------------         ------------------------------------
    Name:                                        Name:
    Title:                                       Title:


For itself and the other several             For itself and the other several Selling
Underwriters named in Schedule II to the     Shareholders named in Schedule I to the
foregoing Underwriting Agreement.            foregoing Underwriting Agreement.

                                   SCHEDULE I



                         [LIST OF SELLING SHAREHOLDERS]

                                   SCHEDULE II



                           Participating Underwriters



                                                           NUMBER OF FIRM
                                                            SHARES TO BE
UNDERWRITERS                                                  PURCHASED
------------                                               --------------
ING Barings LLC.....................................

Prudential Securities Incorporated..................

McDonald Investments, Inc...........................
                                                              ---------

Total...............................................          =========

                                  SCHEDULE III



NAME OF SUBSIDIARY                              JURISDICTION OF INCORPORATION
------------------                              -----------------------------
Vanguard Automation Inc.....................    Delaware

CiMatrix LLC................................    Delaware

Acuity Imaging LLC..........................    Delaware

Northeast Robotics LLC......................    Delaware

Systemation Engineered Products, Inc........    Wisconsin

EXHIBIT A

MATTERS TO BE COVERED IN THE OPINION OF
INTELLECTUAL PROPERTY COUNSEL

                  Such counsel are familiar with the technology used by the Company in its business and the manner of its use thereof and have read the Registration Statement, the preliminary prospectus and the Prospectus, including particularly the portions of the Registration Statement, the preliminary prospectus and the Prospectus referring to patents, trade secrets, trademarks, service marks or other proprietary information or materials and:

                  (i) The Company is listed in the records of the United States Patent and Trademark Office as the holder of record of the patents listed on a schedule to such opinion (the "Patents") and each of the applications listed on a schedule to such opinion (the "Applications"). To the best knowledge of such counsel, there are no claims of third parties to any ownership interest or lien with respect to any of the Patents or Applications. Such counsel is not aware of any material defect in form in the preparation or filing of the Applications on behalf of the Company. To the best knowledge of such counsel, the Applications are being pursued by the Company. To the best knowledge of such counsel, the Company owns as its sole property the Patents and pending Applications.

                  (ii) The Company is listed in the records of the appropriate foreign offices as the sole holder of record of the foreign patents listed on a schedule to such opinion (the "Foreign Patents") and each of the applications listed on a schedule to such opinion (the "Foreign Applications"). Such counsel knows of no claims of third parties to any ownership interest or lien with respect to the Foreign Patents or Foreign Applications. Such counsel is not aware of any material defect in form in the preparation or filing of the Foreign Applications on behalf of the Company. To the best knowledge of such counsel, the Foreign Applications are being pursued by the Company. To the best knowledge of such counsel, the Company owns as its sole property the Foreign Patents and pending Foreign Applications.

                  (iii) Such counsel knows of no reason why the Patents or Foreign Patents are not valid as issued. Such counsel has no knowledge of any reason why any patent to be issued as a result of any Application or Foreign Application would not be valid or would not afford the Company useful patent protection with respect thereto.

                  (iv) The Registration Statement, the preliminary prospectus and the Prospectus fairly and accurately describe the Company's rights with respect to the Patents, Foreign Patents, Applications, Foreign Applications and other Intellectual Property. Nothing has come to the attention of such counsel which caused them to believe that the above-mentioned sections of the Registration Statement, at the time the Registration Statement became effective and at all times subsequent thereto up to and on the Closing Date and on any later date on which Option Shares are to be purchased, the Registration Statement and any amendment or supplement thereto contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

                  (v) Such counsel knows of no material action, suit, claim or proceeding relating to patents, patent rights or licenses, trademarks or trademark rights, copyrights, collaborative research, licenses or royalty arrangements or agreements or trade secrets, know-how or proprietary techniques, including processes and substances, owned by or affecting the business or operations of the Company which are pending or threatened against the Company or any of its officers or directors.

                                                                     SUPPLEMENTS


EXHIBIT B

LOCK-UP AGREEMENT

ING Barings LLC
As Representative of the Several Underwriters
c/o ING Barings LLC
55 East 52nd Street
New York, New York  10055

                        Re: Robotic Vision Systems, Inc.

Dear Sirs:

                  The undersigned is the record owner of shares of common stock, par value $.01 per share, shares of preferred stock, par value $.01 per share and/or warrants or options representing shares of common stock (such shares of common stock, shares of preferred stock, warrants and options herein referred to as the "Securities"), of Robotic Vision Systems, Inc., a Delaware corporation (the "Company"). The undersigned understands that the Company currently intends to file with the Securities and Exchange Commission a Registration Statement on Form S-3 (the "Registration Statement"), for the registration of the Company's common stock, which will be underwritten by a group of underwriters for whom ING Barings LLC ("ING Barings") will act as representative.

                  The undersigned agrees that the undersigned will not, without the prior consent of ING Barings, directly or indirectly for a period of 180 days from the date the Registration Statement has been declared effective: (1) offer for sale, contract to sell, sell, pledge or otherwise dispose of (or enter into any transaction or device which is designed to, or could be expected to, result in the disposition by any person at any time in the future of) any Securities or securities convertible into, exercisable or exchangeable for, or represent the right to receive, Securities or sell or grant options, rights or warrants with respect to any Securities or register for sale any outstanding Securities; or (2) enter into any swap or other derivatives transaction that transfers to another, in whole or in part, any of the economic benefits or risks of ownership of such Securities or securities, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Securities or other securities, in cash or otherwise.

                  Notwithstanding the foregoing, (i) gifts or (ii) transfers to
(A) the undersigned's immediate family or (B) a trust or partnership the beneficiaries and sole partners of which are members of the undersigned's immediate family and/or the undersigned, shall not be prohibited by this agreement if the donee or transferee agrees in writing to be bound by the foregoing in the same manner as it applies to the undersigned. "Immediate family" shall mean spouse, lineal descendants, father, mother, brother or sister to the transferor. This agreement shall not prohibit the exercise of any stock options, except that the Securities obtained upon any such exercise shall be subject to the limitations on disposition herein.

                                             Very truly yours,

______________________________               By:___________________________
Printed Name of Stockholder                  Name:
Exactly as it Appears on Stock               Title:
Certificate

                                                                     SUPPLEMENTS

EXHIBIT C

MATTERS TO BE COVERED IN THE
OPINION OF SELLING SHAREHOLDERS' COUNSEL

         (i) The Underwriting Agreement has been duly authorized, executed and delivered by or on behalf of, and is a valid and binding agreement of, such Selling Stockholder, enforceable in accordance with its terms, except as rights to indemnification thereunder may be limited by applicable law and except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting creditors' rights generally or by general equitable principles.

         (ii) The execution and delivery by such Selling Stockholder of, and the performance by such Selling Stockholder of its obligations under, the Underwriting Agreement and its Agency and Custody Agreement [and its Power of Attorney] will not contravene or conflict with, result in a breach of, or constitute a default under, the charter or by-laws, partnership agreement, trust agreement or other organization documents, as the case may be, of such Selling Stockholder, or, to the best of such counsel" knowledge, violate, result in a breach of or constitute a default under the terms of any other agreement or instrument to which such Selling Stockholder is a party or by which it is bound, or any judgment, order or decree applicable to such Selling Stockholder of any court, regulatory body, administrative agency, governmental body or arbitrator having jurisdiction over such Selling Stockholder.

         (iii) Such Selling Stockholder has good and valid title to all of the Common Shares which may be sold by such Selling Stockholder under the Underwriting Agreement and has the legal right and power, and all authorization and approvals required [under it charter and by-laws,] [partnership agreement,] [trust agreement] [or other organization documents, as the case may be,] to enter into the Underwriting Agreement and its Agency and Custody Agreement [and its Power of Attorney] to sell, transfer and deliver all of the Common Shares which may be sold by such Selling Stockholder under the Underwriting Agreement and to comply with its other obligations under the Underwriting Agreement, its Agency and Custody Agreement[ and its Power of Attorney].

         (iv) [Each of] the Agency and Custody Agreement [and Power of Attorney] of such Selling Stockholder has been duly authorized, executed and delivered by such Selling Stockholder and is a valid and binding agreement of such Selling Stockholder, enforceable in accordance with its terms, except as rights to indemnification thereunder may be limited by applicable law and except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting creditors' rights generally or by general equitable principles.

         (v) Assuming that the Underwriters purchase the Shares which are sold by such Selling Stockholder pursuant to the Underwriting Agreement for value, in good faith and without notice of any adverse claims, the delivery of such Shares pursuant to the Underwriting Agreement will pass good and valid title to such Shares, free and clear of any security interest, mortgage, pledge, lieu encumbrance or other claim.

         (vi) To the best of such counsel's knowledge, no consent, approval, authorization or other order of, or registration or filing with, any court or governmental

                                                                     SUPPLEMENTS


authority or agency, is required for the consummation by such Selling Stockholder of the transactions contemplated in the Underwriting Agreement, except as required under the Securities Act, applicable state securities or blue sky laws, and from the National Association of Securities Dealers.

                                                                     SUPPLEMENTS


MATTERS TO BE COVERED IN THE OPINION OF UNDERWRITERS' COUNSEL

                  (i) The Firm Shares have been duly authorized and, upon issuance and delivery and payment therefor in accordance with the terms of the Underwriting Agreement, will be validly issued, fully paid and non-assessable.

                  (ii) The Registration Statement complied as to form in all material respects with the requirements of the Act; the Registration Statement has become effective under the Act and, to such counsel's knowledge, no stop order proceedings with respect thereto have been instituted or threatened or are pending under the Act.

                  (iii) The Underwriting Agreement has been duly authorized, executed and delivered by the Company.

                  (iv) The Underwriting Agreement has been duly authorized, executed and delivered by the Selling Shareholders.

In addition, such counsel shall state that such counsel has participated in conferences with officials and other representatives of the Company, the Representative, Company Counsel and the independent certified public accountants of the Company, at which such conferences the contents of the Registration Statement and Prospectus and related matters were discussed, and although they have not verified the accuracy or completeness of the statements contained in the Registration Statement or the Prospectus, nothing has come to the attention of such counsel which leads them to believe that, at the time the Registration Statement became effective and at all times subsequent thereto up to and on the Closing Date, the Registration Statement and any amendment or supplement thereto (other than the financial statements including supporting schedules and other financial and statistical information included in such Registration Statement and Prospectus, as to which such counsel need express no opinion) contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein no misleading, or at the Closing Date, the Registration Statement, the Prospectus and any amendment or supplement thereto (except as aforesaid) contained any untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.